Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2008, as revised July 31, 2008

U.S. Equity Funds	International Equity Funds

▪ U.S. Core Equity Fund	▪ International Core Equity Fund
▪ Tobacco-Free Core Fund	▪ International Intrinsic Value Fund
▪ U.S. Quality Equity Fund	▪ International Growth Equity Fund
▪ U.S. Intrinsic Value Fund	▪ Global Growth Fund
▪ U.S. Growth Fund	▪ Developed World Stock Fund
▪ U.S. Small/Mid Cap Value Fund	▪ Currency Hedged International Equity Fund
▪ U.S. Small/Mid Cap Growth Fund	▪ Foreign Fund
▪ Real Estate Fund	▪ Foreign Small Companies Fund
▪ Tax-Managed U.S. Equities Fund	▪ International Small Companies Fund
▪ Emerging Markets Fund
▪ Emerging Countries Fund
▪ Emerging Markets Opportunities Fund
▪ Tax-Managed International Equities Fund

Fixed Income Funds	Asset Allocation Funds

▪ Domestic Bond Fund	▪ U.S. Equity Allocation Fund
▪ Core Plus Bond Fund	▪ International Equity Allocation Fund
▪ International Bond Fund	▪ International Opportunities Equity Allocation Fund
▪ Strategic Fixed Income Fund	▪ Global Equity Allocation Fund
▪ Currency Hedged International Bond Fund	▪ World Opportunities Equity Allocation Fund
▪ Global Bond Fund	▪ Global Balanced Asset Allocation Fund
▪ Emerging Country Debt Fund	▪ Strategic Opportunities Allocation Fund
▪ Short-Duration Investment Fund	▪ Benchmark-Free Allocation Fund
▪ Short-Duration Collateral Share Fund	▪ Alpha Only Fund
▪ Inflation Indexed Plus Bond Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2008, as amended from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund offered through the Prospectus may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

	U.S. Core	Tobacco-Free	U.S. Quality	U.S. Intrinsic	U.S. Growth	U.S. Small/Mid Cap	U.S. Small/Mid Cap	Real Estate	Tax-Managed U.S.
U.S. Equity Funds	Equity Fund	Core Fund	Equity Fund	Value Fund	Fund	Value Fund	Growth Fund	Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities [4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds

						Currency		Foreign	International			Emerging	Tax-
	International	International	International	Global	Developed	Hedged		Small	Small	Emerging	Emerging	Markets	Managed
	Core	Intrinsic	Growth	Growth	World	International	Foreign	Companies	Companies	Markets	Countries	Opportunities	International
International Equity Funds	Equity Fund	Value Fund	Equity Fund	Fund	Stock Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X	X			X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X			X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities										X	X	X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities										X	X	X
Structured Notes										X	X	X
Firm Commitments and When-Issued Securities							X	X		X	X	X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds						X				X	X	X

					Currency Hedged				Short-Duration	Inflation
	Domestic	Core Plus	International	Strategic Fixed	International	Global	Emerging	Short-Duration	Collateral	Indexed Plus
Fixed Income Funds	Bond Fund	Bond Fund	Bond Fund	Income Fund	Bond Fund	Bond Fund	Country Debt Fund	Investment Fund	Share Fund	Bond Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]		X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X			X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X			X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X			X
Euro Bonds		X	X	X	X	X	X			X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X			X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X	X

International
		International	Opportunities		World	Global Balanced	Strategic
	U.S. Equity	Equity	Equity Allocation	Global Equity	Opportunities Equity	Asset Allocation	Opportunities	Benchmark-Free	Alpha
Asset Allocation Funds	Allocation Fund	Allocation Fund	Fund	Allocation Fund	Allocation Fund	Fund	Allocation Fund	Allocation Fund	Only Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]		X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions		X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X	X	X
Euro Bonds		X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X
Structured Notes		X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)		X	X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments—Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein.

[5]	A series of the Trust offered through a separate private placement memorandum.
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other Funds of the Trust, as noted in the Prospectus or in “Fund Investments” in this Statement of Additional Information) are indirectly exposed to the investment practices of the Funds in which they invest (the “underlying Funds”), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund

(collectively, the “Tax-Managed Funds”). See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.
Special Risks of Investing in Russian Securities. The following GMO Funds may invest directly in the securities of Russian issuers: Emerging Countries Fund, Emerging Markets Opportunities Fund, Emerging Country Debt Fund, Emerging Markets Fund, Foreign Fund, Foreign Small Companies Fund, International Small Companies Fund, and Tax-Managed International Equities Fund. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia, including Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Global Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Equity Fund, and the Asset Allocation Funds (except U.S. Equity Allocation Fund). Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment or the corporate dividends-received deduction on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income and the long-term capital gain tax rates applicable thereto or as dividends eligible for the corporate dividends-received deduction. See “Taxes” below for further discussion of qualified dividend income and the corporate dividends-received deduction.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options (“LEPOs”), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.
Options and Futures
Many of the Funds use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is

American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a

Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Consumer Price Index Futures. Inflation Indexed Plus Bond Fund may engage in transactions involving Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

See also “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities – Inflation Indexed Bonds” below.
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default

(or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.
While no Fund directly uses commodity swaps, the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-AIG Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of that Fund’s use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.
Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by a Fund, the Fund must be prepared to make such payments when due.
In addition, a Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Each Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”
Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds).
See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit- card receivables, and home equity loans), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable, and since 2007 certain mortgage-backed and other asset-backed securities have experienced limited liquidity. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.
Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated lower than Baa3 by Moody’s or BBB- by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated,

collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.
The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.
Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation Indexed Bonds. Some Funds, in particular Inflation Indexed Plus Bond Fund, invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

When investing in a loan participation, a Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)
The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the Securities and Exchange Commission (“SEC”) maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
U.S. Equity Allocation Fund, Alpha Only Fund, and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the “underlying Funds”). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, certain Funds, in particular Alpha Only Fund, may make short sales that are not against the box, which are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, a Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, a Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging market securities or securities of companies with smaller market capitalizations.
Tax-Sensitive Strategies
When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the Prospectus, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.
Tobacco-Free Strategies
As described in the Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.

USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the U.S. Equity, International Equity, and Fixed Income Funds, and Alpha Only Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund.
Counterparty Creditworthiness. Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Note: Currency Hedged International Equity Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other International Equity Funds.

Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the U.S. Equity Funds and International Equity Funds
Options, futures contracts, and related options on securities indices
Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities

Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities

Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components

Structured or indexed notes (only Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund)

Warrants and rights (including LEPOs, for Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund)
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the U.S. Equity Funds and International Equity Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts to hedge against an equity risk already generally present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.
Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
With respect to the International Equity Funds other than the Emerging Markets Funds, the net long exposure of a Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund may have temporary net long exposures in excess of their net assets as a result of futures and swap positions taken in connection with rebalancing of the Funds’ portfolios.
Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the Fixed Income Funds
Note: The Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus). In particular, note that Short-Duration

Collateral Share Fund may use derivatives only indirectly through its investments in GMO Short-Duration Collateral Fund (“SDCF”). SDCF, which is offered through a separate private placement memorandum, may use the derivatives and employ the derivatives strategies described below with respect to the Fixed Income Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Fixed Income Funds
Futures contracts and related options on bonds as well as baskets or indices of securities
Options on bonds and other securities
Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps (Inflation Indexed Plus Bond Fund only), and contracts for differences

Swaptions
Structured notes
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Fixed Income Funds
Hedging
Traditional Hedging: A Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, a Fund (in particular Core Plus Bond Fund and Emerging Country Debt Fund) may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.
Investment
A Fund may use derivatives (including futures contracts, related options, swap contracts, and swaptions) instead of investing directly in securities. In particular, a Fund may use swaps on an index, a single fixed income security, or a basket of fixed income securities to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. In addition, if a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly.

A Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.
International Bond Fund, Strategic Fixed Income Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. They may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.
Risk Management
A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to particular interest rate markets or individual countries or issuers. From time to time, derivatives may be used prior to actual sales and purchases.
A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Manager seeks to manage the exposure of each Fund relative to the Fund’s benchmark.
Other Uses
The Fixed Income Funds may employ additional derivatives strategies to help implement their investment strategies. For instance, the Manager may decide to alter the interest rate exposure of debt instruments by employing interest rate swaps. This strategy enables a Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and their counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.
In addition, the Fixed Income Funds may employ the foreign currency derivative transactions described below.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by Alpha Only Fund
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by Alpha Only Fund
Options, futures contracts, and related options on bonds or other securities or baskets or indices of securities

Swap contracts, including swaps on swaps on an index, a single equity or fixed income security, or a basket of equity or fixed income securities, and interest rate swaps

Contracts for differences, i.e., swaps on an index, a single security, or a basket of securities that contain both long and short components

Structured or indexed notes
Warrants and rights
Non-Foreign Currency Hedging Strategies
The Fund’s assets consist of a combination of U.S., foreign, and emerging country equity securities and emerging country debt securities, which are owned either directly or indirectly through investment in the U.S. and International Equity Funds and Emerging Country Debt Fund.
The Manager seeks to hedge some or all of the expected return of a broad range of global asset classes to which the Fund may be exposed (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) by taking short positions in futures and swaps. For instance, the international and U.S. equity portion of the Fund’s portfolio may be hedged by taking a short position on the MSCI World Index, a global developed country equity index.
The Fund may also employ the foreign currency derivative transactions described below.
Use of Foreign Currency Derivative Transactions by the International Equity Funds,
Fixed Income Funds, and Alpha Only Fund
Note: As noted above, Currency Hedged International Equity Fund and the Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus).
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds, the Fixed Income Funds and Alpha Only Fund
Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund and Foreign Small Companies Fund)
Uses of Foreign Currency Derivative Transactions by the International Equity Funds, the Fixed Income Funds, and Alpha Only Fund
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.
Certain Funds maintain particular guidelines (which may be changed without shareholder approval) with respect to hedging their foreign currency exposure as follows:

(i) Currency Hedged International Equity Fund generally attempts to hedge back into the U.S. dollar at least 70% of the foreign currency exposure in the underlying Funds’ investments. It, however, typically will not hedge more than 100% of its total underlying foreign currency exposure, but may have a net short position in individual foreign currencies; and
(ii) Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar.
In addition, at least 75% of the assets of Emerging Country Debt Fund generally are denominated in, or hedged into, U.S. dollars.
Anticipatory Hedging (International Equity Funds and Fixed Income Funds only): When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks or bonds, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro.  This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.
Risk Management
Subject to certain limitations, including those described below with respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
With respect to the International Equity Funds (excluding Currency Hedged International Equity Fund, Foreign Fund, and Foreign Small Companies Fund), a Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) With respect to each Fund (except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for the U.S. Quality Equity Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, and Alpha Only Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund and Currency Hedged International Equity Fund), and with respect to not more than 25% of total assets in the case of each of International Intrinsic Value Fund and Currency Hedged International Equity Fund.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that Real Estate Fund will invest more than 25% of its assets in real estate-related securities.
(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Developed World Stock Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, and Inflation Indexed Plus Bond Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(c) With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).

(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.
(11) With respect to each of U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, World Opportunities Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Note Regarding Short-Duration Collateral Share Fund: As described in the Prospectus, Short-Duration Collateral Share Fund (“SDCSF”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”), a separate series of the Trust offered through a separate private placement memorandum, in a “master-feeder” arrangement. SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to SDCSF (except for Fundamental Investment Restriction (8)(b) above). In addition, SDCF maintains Fundamental Investment Restrictions (2), (3), and (8)(a) set forth above with respect to certain other Funds, which may not be changed without the approval of shareholders of SDCF.

Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
(4) With respect to each Fund (except for U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name

Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
(6) With respect to Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.
(7) With respect to Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the “UCITS Regulations”), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund’s net assets.
SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to SDCSF. In addition, SDCF maintains Non-Fundamental Investment Restriction (4) set forth above with respect to certain other Funds, which may be changed by the Trustees without the approval of shareholders of SDCF.
Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund (including SDCF), mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund (including SDCF) may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:
1)	Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

3)	Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

4)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
With respect to each International Equity Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
With respect to each Fixed Income Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.
With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.

DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by a Fund will be subject to tax at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
A Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of distributions by those Funds or of the sale of shares of those Funds. Shareholders of such Funds should consult the prospectuses and statements of additional information of those other Funds for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for one year or less and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for more than one year will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. If a Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”) or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
Each Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, a Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from a Fund after January 31.

Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) (e.g., with an IRS Form W-9 (for U.S. shareholders) or IRS Form W-8BEN (for foreign shareholders)) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
For taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. Real Property Interest” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may have made such designations with respect to all, some or none of its potentially eligible dividends and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain dividends for one year, i.e. for taxable years beginning before January 1, 2009. As of the date of this Statement of Additional Information, it is unclear whether the legislation will be enacted.

If the legislation is enacted, in order to qualify for this exemption from withholding, a foreign person would need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could determine to withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as described below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign investor certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign shareholders (generally, nonresident alien individuals and foreign corporations) from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in U.S. REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), amounts the Fund receives from U.S. REITs that are derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct

USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain pending legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event certain pending legislation is enacted) or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that (i) was either a USRPHC or would have been a USRPHC but for the exceptions from the definition of USRPI (described above) and (ii) was “domestically controlled” (such Fund, a “domestically controlled qualified investment entity”). Pending legislation would extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for one year, i.e., through December 31, 2008. If enacted, the pending legislation would be effective as of January 1, 2008. Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.
Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of foreign income and certain other taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Only foreign taxes that meet certain qualifications are eligible for this treatment. Even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making the election described in this paragraph.
Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.
Tax Implications of Certain Investments
Certain of a Fund’s investments, including investments in certain types of foreign securities, foreign currencies, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (including inflation-indexed bonds), may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Fund’s transactions in options, futures contracts, forward contracts, swaps, swaptions and other derivative financial instruments, as well as its hedging transactions, straddles and short sales, are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to and certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income(if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
A Fund’s investments in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in U.S. REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. For instance, to the extent a Fund invests directly or indirectly in residual interests in REMICs or equity interests in TMPs, it may have to allocate excess inclusion income to its shareholders, as described above in “Taxation of Fund Distributions and Transactions in Fund Shares,” which may exceed any cash these investments generate, potentially causing the Fund to sell portfolio securities in order to meet its annual distribution requirements. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether in certain circumstances the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
If a Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on a Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if a Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. A Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, a Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, a Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if a Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. A Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in the taxable year. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income, and net losses incurred by the CFC during a tax year will not be available to a Fund for the purpose of offsetting such gain. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
From time to time, certain Funds may invest in municipal obligations. The interest on municipal obligations is generally exempt from federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. The Funds do not expect to invest 50% or more of their assets in municipal obligations, the interest on which is exempt from the federal income tax. As a result, the Funds do not expect to be eligible to pay “exempt-interest dividends” to their shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of a Fund, when received as a distribution from the Fund. In addition, gains realized by a Fund on the sale or exchange of municipal obligations is taxable to shareholders of the Fund.
Loss of Regulated Investment Company Status
A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Number
of
Portfolios
Name, Date of Birth,		Principal	in
and Position(s) Held	Length of	Occupation(s)	Fund Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	48	None.

			Number
			of
			Portfolios
Name, Date of Birth,		Principal	in
and Position(s) Held	Length of	Occupation(s)	Fund Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Jay O. Light Trustee DOB: 10/03/1941	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[2] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. [3]

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $789,416, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Harvard Management Company, Inc. is a client of the Manager.

[3]	Partners HealthCare System, Inc. is a client of the Manager.
Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President & Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 29, 2008, the Audit Committee held five meetings; the Pricing Committee held eight meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Thorndike are members of the Pricing Committee, and Mr. Light is an alternate member of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Light, Mr.

Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Light is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2007.

Aggregate Dollar Range of Shares
	Dollar Range of	Directly Owned in all
	Shares Directly Owned in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	Over $100,000
Benchmark-Free Allocation Fund	$50,001 - 100,000
Emerging Markets Fund	Over $100,000
Emerging Markets Opportunities Fund	Over $100,000
U.S. Quality Equity Fund	Over $100,000

Jay O. Light	None	None

W. Nicholas Thorndike	None	None
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2007, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of Shares
	Shares Indirectly Owned	Indirectly Owned in all
	in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	$10,001 - 50,000
Emerging Country Debt Fund	$1 - 10,000
Emerging Markets Fund	$50,001 - 100,000
Inflation Indexed Plus Bond Fund	$10,001 - 50,000
International Growth Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
Strategic Fixed Income Fund	$10,001 - 50,000
U.S. Core Equity Fund	Over $100,000
U.S. Quality Equity Fund	Over $100,000
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2007, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities[2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Onshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,065,767	0.031%

Jay O. Light	N/A	None	N/A	N/A	N/A

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2007.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 29, 2008:

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,
	Trustee	Trustee	Trustee
Compensation from Each Fund Offered in the Prospectus:
U.S. Core Equity Fund	$14,899	$11,579	$11,670
Tobacco-Free Core Fund	$687	$535	$542
U.S. Quality Equity Fund	$18,200	$14,146	$14,273
U.S. Intrinsic Value Fund	$123	$95	$96
U.S. Growth Fund	$925	$718	$724
U.S. Small/Mid Cap Value Fund	$163	$127	$128
U.S. Small/Mid Cap Growth Fund	$67	$53	$53
Real Estate Fund	$95	$74	$75
Tax-Managed U.S. Equities Fund	$7,712	$7,636	$7,638
International Core Equity Fund	$20,728	$11,468	$11,583
International Intrinsic Value Fund	$33,546	$19,436	$19,613
International Growth Equity Fund	$12,012	$9,348	$9,435
Global Growth Fund	$67	$51	$52
Developed World Stock Fund	$1,497	$1,165	$1,176
Currency Hedged International Equity Fund	$617	$482	$487
Foreign Fund	$29,466	$21,550	$24,214
Foreign Small Companies Fund	$4,943	$2,735	$3,066
International Small Companies Fund	$3,344	$1,942	$1,960
Emerging Markets Fund	$55,826	$33,025	$34,431
Emerging Countries Fund	$1,227	$955	$997
Emerging Markets Opportunities Fund	$2,885	$2,245	$2,345
Tax-Managed International Equities Fund	$4,843	$2,801	$2,827
Domestic Bond Fund	$1,598	$1,242	$1,253
Core Plus Bond Fund	$4,819	$3,737	$3,766

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,
	Trustee	Trustee	Trustee
International Bond Fund	$1,477	$1,147	$1,158
Strategic Fixed Income Fund	$8,635	$6,730	$6,816
Currency Hedged International Bond Fund	$691	$538	$542
Global Bond Fund	$677	$523	$528
Emerging Country Debt Fund	$8,629	$6,710	$6,772
Short-Duration Investment Fund	$56	$44	$44
Short-Duration Collateral Share Fund	$193	$149	$150
Inflation Indexed Plus Bond Fund	$7,970	$6,200	$6,232
U.S. Equity Allocation Fund	$404	$315	$318
International Equity Allocation Fund	$2,437	$1,897	$1,914
International Opportunities Equity Allocation Fund	$1,759	$1,369	$1,381
Global Equity Allocation Fund	$1,109	$863	$871
World Opportunities Equity Allocation Fund	$2,831	$2,203	$2,223
Global Balanced Asset Allocation Fund	$10,064	$7,824	$7,892
Strategic Opportunities Allocation Fund	$2,028	$1,567	$1,579
Benchmark-Free Allocation Fund	$4,128	$3,206	$3,234
Alpha Only Fund	$5,360	$4,156	$4,195
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A
Total Compensation from the Trust:	$310,299 [1]	$215,821 [1]	$225,680 [1]

[1]	Reflects actual direct compensation received during the fiscal year ended February 29, 2008 from Funds of the Trust that had commenced operations on or before February 29, 2008, including Funds that are not offered through the Prospectus.
Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal year ended February 29, 2008.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund offered in the Prospectus:
Emerging Markets Fund	$61,378
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A

Mr. Eston does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 9, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund) for specified Fund expenses through at least June 30, 2009.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross		Reduction		Net
U.S. CORE EQUITY FUND

Year ended 2/29/08	$14,228,468		$797,455		$13,431,013
Year ended 2/28/07	19,549,557		1,204,487		18,345,070
Year ended 2/28/06	18,337,579	(a)	1,233,888	(a)	17,103,691	(a)

TOBACCO-FREE CORE FUND

Year ended 2/29/08	$569,374		$129,843		$439,531
Year ended 2/28/07	1,128,145		215,182		912,963
Year ended 2/28/06	1,193,570		149,075		1,044,495

U.S. QUALITY EQUITY FUND

Year ended 2/29/08	$22,252,931		$1,085,951		$21,166,980
Year ended 2/28/07	13,101,601		685,164		12,416,437
Year ended 2/28/06	7,026,992		504,337		6,522,655

	Gross		Reduction		Net
U.S. INTRINSIC VALUE FUND

Year ended 2/29/08	$106,597		$80,462		$26,135
Year ended 2/28/07	279,158		121,040		158,118
Year ended 2/28/06	333,507	(a)	121,998	(a)	211,509	(a)

U.S. GROWTH FUND

Year ended 2/29/08	$839,865		$184,081		$655,784
Year ended 2/28/07	1,649,901		272,924		1,376,977
Year ended 2/28/06	1,977,147	(a)	276,224	(a)	1,700,923	(a)

U.S. SMALL/MID CAP VALUE FUND

Year ended 2/29/08	$158,341		$95,627		$62,714
Year ended 2/28/07	187,723		132,965		54,758
Year ended 2/28/06	208,851	(a)	123,579	(a)	85,272	(a)

U.S. SMALL/MID CAP GROWTH FUND

Year ended 2/29/08	$61,523		$61,523		$0
Year ended 2/28/07	83,778		83,778		0
Year ended 2/28/06	117,651	(a)	117,651	(a)	0	(a)

REAL ESTATE FUND

Year ended 2/29/08	$94,838		$63,305		$31,533
Year ended 2/28/07	142,388		101,466	(b)	40,922
Year ended 2/28/06	1,177,304		551,710	(b)	625,594

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/29/08	$366,235		$134,700		$231,535
Year ended 2/28/07	392,840		131,396		261,444
Year ended 2/28/06	301,431		72,985		228,446

INTERNATIONAL CORE EQUITY FUND

Year ended 2/29/08	$20,690,755		$2,645,358		$18,045,397
Year ended 2/28/07	9,850,001		1,305,577		8,544,424
Year ended 2/28/06	4,668,166	(a)	1,300,556	(a)	3,367,610	(a)

	Gross		Reduction		Net
INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/29/08	$44,567,395		$3,737,235		$40,830,160
Year ended 2/28/07	38,285,272		3,076,925		35,208,347
Year ended 2/28/06	27,990,882		2,909,623		25,081,259

INTERNATIONAL GROWTH EQUITY FUND

Year ended 2/29/08	$20,889,776		$1,992,670		$18,897,106
Year ended 2/28/07	17,756,911		1,698,614		16,058,297
Year ended 2/28/06	12,633,301	(a)	1,834,227	(a)	10,799,074	(a)

GLOBAL GROWTH FUND

Year ended 2/29/08	$79,674		$79,674		$0
Year ended 2/28/07	294,454		234,424		60,030
Year ended 2/28/06	306,328		219,840		86,488

DEVELOPED WORLD STOCK FUND

Year ended 2/29/08	$2,420,497		$540,514		$1,879,983
Year ended 2/28/07	1,692,367		436,449		1,255,918
Commencement of Operations (8/1/05) Through 2/28/06	619,034		249,673		369,361

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/29/08	$925,645		$925,645		$0
Year ended 2/28/07	1,587,379		1,587,379		0
Year ended 2/28/06	3,581,769		3,581,769		0

FOREIGN FUND

Year ended 2/29/08	$56,099,105		$4,412,622		$51,686,483
Year ended 2/28/07	48,635,439		3,798,534		44,836,905
Year ended 2/28/06	36,583,320		3,158,864		33,424,456

	Gross	Reduction	Net
FOREIGN SMALL COMPANIES FUND

Year ended 2/29/08	$7,988,182	$1,013,127	$6,975,055
Year ended 2/28/07	7,164,373	903,672	6,260,701
Year ended 2/28/06	7,153,575	887,211	6,266,364

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/29/08	$4,738,960	$1,008,265	$3,730,695
Year ended 2/28/07	5,439,393	829,299	4,610,094
Year ended 2/28/06	6,890,335	1,272,556	5,617,779

EMERGING MARKETS FUND

Year ended 2/29/08	$115,289,453	$644,613	$114,644,840
Year ended 2/28/07	98,211,630	675,383	97,536,247
Year ended 2/28/06	84,958,860	696,016	84,262,844

EMERGING COUNTRIES FUND

Year ended 2/29/08	$2,738,143	$131,074	$2,607,069
Year ended 2/28/07	2,460,805	0	2,460,805
Year ended 2/28/06	2,240,795	30,576	2,210,219

EMERGING MARKETS OPPORTUNITIES FUND

Year ended 2/29/08	$4,107,482	$149,229	$3,958,253
Year ended 2/28/07	2,835,551	158,780	2,676,771
Year ended 2/28/06	1,565,690	159,490	1,406,200

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/29/08	$6,507,466	$1,066,284	$5,441,182
Year ended 2/28/07	5,310,985	755,252	4,555,733
Year ended 2/28/06	3,524,660	677,234	2,847,426

DOMESTIC BOND FUND

Year ended 2/29/08	$601,686	$170,750	$430,936
Year ended 2/28/07	441,198	146,899	294,299
Year ended 2/28/06	559,462	138,450	421,012

	Gross	Reduction	Net
CORE PLUS BOND FUND

Year ended 2/29/08	$3,505,853	$831,329	$2,674,524
Year ended 2/28/07	6,910,870	1,482,402	5,428,468
Year ended 2/28/06	4,966,203	1,255,677	3,710,526

INTERNATIONAL BOND FUND

Year ended 2/29/08	$1,281,046	$349,382	$931,664
Year ended 2/28/07	1,109,807	323,589	786,218
Year ended 2/28/06	1,139,421	326,089	813,332

STRATEGIC FIXED INCOME FUND

Year ended 2/29/08	$7,804,357	$985,148	$6,819,209
Commencement of Operations (5/31/06) Through 2/28/07	1,759,537	373,392	1,386,145

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/29/08	$549,560	$184,398	$365,162
Year ended 2/28/07	1,423,571	389,272	1,034,299
Year ended 2/28/06	2,683,031	622,143	2,060,888

GLOBAL BOND FUND

Year ended 2/29/08	$498,264	$69,507	$428,757
Year ended 2/28/07	337,046	91,148	245,898
Year ended 2/28/06	318,918	115,994	202,924

EMERGING COUNTRY DEBT FUND

Year ended 2/29/08	$10,299,188	$0	$10,299,188
Year ended 2/28/07	9,590,164	0	9,590,164
Year ended 2/28/06	9,396,929	0	9,396,929

SHORT-DURATION INVESTMENT FUND

Year ended 2/29/08	$7,407	$7,407	$0
Year ended 2/28/07	15,828	15,828	0
Year ended 2/28/06	14,671	14,671	0

	Gross	Reduction	Net
SHORT DURATION COLLATERAL SHARE FUND

Year ended 2/29/08	$18,299	$18,299	$0
Commencement of Operations (3/1/06) Through 2/28/07	230,123	106,301	123,822

INFLATION INDEXED PLUS BOND FUND

Year ended 2/29/08	$7,029,418	$1,462,542	$5,566,876
Commencement of Operations (5/31/06) Through 2/28/07	3,156,429	749,444	2,406,985

U.S. EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	210,225	210,225	0
Year ended 2/28/06	502,360	502,360	0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Commencement of Operations (6/5/06) Through 2/28/07	0	0	0

GLOBAL EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

	Gross	Reduction	Net
WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Commencement of Operations (6/16/05) Through 2/28/06	0	0	0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

STRATEGIC OPPORTUNITIES ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Commencement of Operations (5/31/05) Through 2/28/06	0	0	0

BENCHMARK-FREE ALLOCATION FUND

Year ended 2/29/08	$0	$0	$0
Year ended 2/28/07	0	0	0
Year ended 2/28/06	0	0	0

ALPHA ONLY FUND

Year ended 2/29/08	$9,547,627	$8,586,004	$961,623
Year ended 2/28/07	8,806,402	7,986,384	820,018
Year ended 2/28/06	4,061,865	3,738,837	323,028

(a)	The amounts set forth in the table above through September 16, 2005 reflect the fees paid to the Manager by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”) pursuant to the Predecessor Fund’s Management Fee rate, and from September 17, 2005 to February 28, 2006 reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).

(b)	The amounts set forth in the table above through June 30, 2006 reflect certain contractual arrangements of the Manager with the Fund to reimburse certain Fund expenses (including the Management Fee) to the extent those expenses exceeded 0.54% of the Fund’s average daily net assets during those periods, as well as the Manager’s temporary waiver of 0.21% of the Fund’s Management Fee during all or a portion of each of those periods.
In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.

Portfolio Management
Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 29, 2008.

	Registered investment companies managed
	(including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
Senior Member	subadvisory relationships)		managed (world-wide)		(world-wide)
	Number of		Number of		Number of
	accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Cooper	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434
Arjun Divecha	4	$13,774,224,991	3	$2,104,142,952	9	$5,149,766,275
Thomas Hancock	11	$22,081,019,486	8	$2,688,199,740	38	$12,664,308,130
Ben Inker	12	$17,344,855,397	6	$4,450,881,731	191	$17,102,529,805
Richard Mattione	2	$9,512,306,085	2	$6,892,528,595	7	$4,243,047,329
William Nemerever	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434
Sam Wilderman	18	$18,110,250,505	5	$3,012,402,691	19	$4,038,262,360

	Registered investment companies managed
	for which GMO receives a performance-		Other pooled investment vehicles		Separate accounts managed (world-
	based fee (including non-GMO mutual		managed (world-wide) for which GMO		wide) for which GMO receives a
	fund subadvisory relationships)		receives a performance-based fee		performance-based fee
	Number of		Number of		Number of
	accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Cooper	0	$0	3	$2,063,715,595	3	$1,306,616,728
Arjun Divecha	0	$0	0	$0	2	$2,311,518,711
Thomas Hancock	0	$0	1	$104,148,644	7	$3,066,003,241
Ben Inker	0	$0	0	$0	92	$8,772,135,837
Richard Mattione	0	$0	0	$0	2	$2,374,847,645
William Nemerever	0	$0	3	$2,063,715,595	3	$1,306,616,728
Sam Wilderman	0	$0	4	$2,990,695,460	5	$2,141,516,368

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 29, 2008.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 29, 2008, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 29, 2008, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 29, 2008:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
	Domestic Bond Fund	None
	Core Plus Bond Fund	None
	International Bond Fund	$100,001-$500,000
	Strategic Fixed Income Fund	None
Thomas Cooper	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	None
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None

	Emerging Markets Fund	None
Arjun Divecha	Emerging Countries Fund	None
	Emerging Markets Opportunities Fund	None

	International Core Equity Fund	$1-$10,000
	International Intrinsic Value Fund	$10,001-$50,000
	International Growth Equity Fund	None
Thomas Hancock	Global Growth Fund	None
	Developed World Stock Fund	None
	Currency Hedged International Equity Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	Over $1,000,000

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
	U.S. Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Global Equity Allocation Fund	None
Ben Inker	World Opportunities Equity Allocation Fund	None
	Global Balanced Asset Allocation Fund	None
	Strategic Opportunities Allocation Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Alpha Only Fund	None

	Domestic Bond Fund	None
	Core Plus Bond Fund	None
	International Bond Fund	None
	Strategic Fixed Income Fund	None
William Nemerever	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	$10,001-$50,000
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None

	Foreign Fund	$100,001-$500,000
Richard Mattione	Foreign Small Companies Fund	$10,001-$50,000

	U.S. Core Equity Fund	None
	Tobacco-Free Core Fund	None
	U.S. Quality Equity Fund	None
	U.S. Intrinsic Value Fund	None
Sam Wilderman	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	None
	U.S. Small/Mid Cap Growth Fund	None
	Tax-Managed U.S. Equities Fund	None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 29, 2008, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Thomas Cooper	Emerging Country Debt Fund	$10,001-$50,000
Arjun Divecha	Emerging Markets Fund	Over $1,000,000
Ben Inker	Alpha Only Fund	Over $1,000,000
William Nemerever	Strategic Fixed Income Fund Emerging Country Debt Fund	$1-$10,000 $1-$10,000

Custodial Arrangements and Fund Accounting Agents. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2005		March 1, 2006	March 1, 2007
	Through		Through	Through
	February 28, 2006		February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$6,216,569	(a)	$5,703,105	$4,272,216
Tobacco-Free Core Fund	$478,332		$447,721	$238,249
U.S. Quality Equity Fund	$2,583,933		$4,418,547	$5,985,967
U.S. Intrinsic Value Fund	$155,481	(b)	$135,076	$51,579
U.S. Growth Fund	$532,492	(b)	$425,470	$286,199
U.S. Small/Mid Cap Value Fund	$97,295	(b)	$90,834	$76,617
U.S. Small/Mid Cap Growth Fund	$54,871	(b)	$40,537	$29,769
Real Estate Fund	$327,029		$53,999	$43,108
Tax-Managed U.S. Equities Fund	$137,014		$178,564	$166,471
International Core Equity Fund	$1,452,842	(b)	$2,563,383	$4,202,913
International Intrinsic Value Fund	$6,501,373		$8,590,702	$9,869,221

	March 1, 2005		March 1, 2006		March 1, 2007
	Through		Through		Through
	February 28, 2006		February 28, 2007		February 29, 2008
International Growth Equity Fund	$3,579,243	(b)	$4,134,500		$4,242,144
Global Growth Fund	$97,764		$93,975		$25,428
Developed World Stock Fund	$165,819	(c)	$464,994		$661,422
Currency Hedged International Equity Fund	$220,064		$134,870		$105,319
Foreign Fund	$9,104,239		$11,293,592		$12,414,779
Foreign Small Companies Fund	$1,238,035		$1,208,898		$1,333,898
International Small Companies Fund	$1,722,584		$1,359,848		$1,184,740
Emerging Markets Fund	$11,798,383		$12,679,662		$13,646,663
Emerging Countries Fund	$425,349		$510,583		$580,553
Emerging Markets Opportunities Fund	$363,893		$627,673		$896,673
Tax-Managed International Equities Fund	$979,072		$1,475,274		$1,807,629
Domestic Bond Fund	$639,649		$348,649		$463,379
Core Plus Bond Fund	$2,273,387		$2,772,754		$1,430,941
International Bond Fund	$662,347		$644,995		$744,390
Strategic Fixed Income Fund	N/A		$462,122	(d)	$1,783,942
Currency Hedged International Bond Fund	$1,561,312		$828,041		$319,293
Global Bond Fund	$243,806		$257,823		$381,657
Emerging Country Debt Fund	$3,228,579		$3,173,760		$3,378,230
Short-Duration Investment Fund	$44,012		$47,484		$22,221
Short-Duration Collateral Share Fund	N/A		$253,560		$54,896
Inflation Indexed Plus Bond Fund	N/A		$841,384	(d)	$1,722,955
U.S. Equity Allocation Fund	$111		$95,571		$0
International Equity Allocation Fund	$0		$0		$0
International Opportunities Equity Allocation Fund	N/A		$0	(e)	$0
Global Equity Allocation Fund	$0		$0		$0
World Opportunities Equity Allocation Fund	$0	(f)	$0		$0
Global Balanced Asset Allocation Fund	$0		$0		$0
Strategic Opportunities Allocation Fund	$0	(g)	$0		$0
Benchmark-Free Allocation Fund	$0		$0		$0
Alpha Only Fund	$124,137		$539,058		$747,827

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund. For each class of shares of the Fund offered through the Prospectus (except Class IV shares), the Shareholder Service Fee rate paid by the class was the same as that of the corresponding class of the Predecessor Fund. In the case of Class IV shares of the Fund, the Shareholder Service Fee rate paid by the class was 0.005% lower than that for Class IV shares of the Predecessor Fund.

(b)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund.

(c)	Reflects fees paid from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(d)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(e)	Reflects fees paid from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(f)	Reflects fees paid from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(g)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for each Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to a Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In the case of GMO’s Fixed Income Division, the Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Funds. Services received from a broker/dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.

     The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2005		March 1, 2006	March 1, 2007
	Through		Through	Through
	February 28, 2006		February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$3,445,977	(a)	$5,287,819	$4,164,364
Tobacco-Free Core Fund	$195,872		$289,854	$201,294
U.S. Quality Equity Fund	$1,671,052		$3,339,094	$4,396,481
U.S. Intrinsic Value Fund	$55,804	(a)	$81,978	$37,143
U.S. Growth Fund	$491,707	(a)	$675,130	$300,810
U.S. Small/Mid Cap Value Fund	$53,702	(a)	$62,945	$59,567
U.S. Small/Mid Cap Growth Fund	$42,815	(a)	$42,077	$47,537
Real Estate Fund	$427,719		$18,308	$23,776
Tax-Managed U.S. Equities Fund	$58,449		$84,287	$80,418
International Core Equity Fund	$704,618	(a)	$1,548,894	$3,993,565
International Intrinsic Value Fund	$3,324,827		$3,390,008	$5,196,535
International Growth Equity Fund	$1,446,759	(a)	$3,668,293	$5,186,210
Global Growth Fund	$46,435		$32,309	$77,013
Developed World Stock Fund	$277,228	(b)	$211,404	$399,462
Currency Hedged International Equity Fund	—		—	—
Foreign Fund	$5,732,999		$7,174,255	$9,216,225
Foreign Small Companies Fund	$1,762,960		$1,535,915	$1,922,719
International Small Companies Fund	$1,528,903		$935,819	$998,359
Emerging Markets Fund	$14,787,807		$18,282,267	$29,399,188
Emerging Countries Fund	$363,230		$751,732	$961,947
Emerging Markets Opportunities Fund	$503,887		$538,805	$531,422
Tax-Managed International Equities Fund	$461,673		$481,898	$658,985
Domestic Bond Fund	$60,419		$21,427	$39,006
Core Plus Bond Fund	$950,080		$553,465	$239,517
International Bond Fund	$231,678		$123,441	$68,171
Strategic Fixed Income Fund	N/A		$127,008 (c)	$142,086
Currency Hedged International Bond Fund	$693,623		$197,059	$33,496
Global Bond Fund	$59,608		$39,482	$16,413
Emerging Country Debt Fund	$54,364		$78,050	$20,580

	March 1, 2005	March 1, 2006		March 1, 2007
	Through	Through		Through
	February 28, 2006	February 28, 2007		February 29, 2008
Short-Duration Investment Fund	—	—		—
Short-Duration Collateral Share Fund	N/A	—	(d)	—
Inflation Indexed Plus Bond Fund	N/A	$237,775	(c)	$651,821
U.S. Equity Allocation Fund	—	—		—
International Equity Allocation Fund	—	—		—
International Opportunities Equity Allocation Fund	N/A	—	(e)	—
Global Equity Allocation Fund	—	—		—
World Opportunities Equity Allocation Fund	— (f)	—		—
Global Balanced Asset Allocation Fund	—	—		—
Strategic Opportunities Allocation Fund	— (g)	—		—
Benchmark-Free Allocation Fund	—	—		—
Alpha Only Fund	$328,746	$322,758		$212,096

(a)	The amounts set forth in the table above through September 16, 2005 reflect commissions paid by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2006 to February 28, 2006 reflect commissions paid by the Fund.

(b)	Reflects commissions generated from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(c)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(d)	Reflects commissions generated from the Fund’s commencement of operations on March 1, 2006 through February 28, 2007.

(e)	Reflects commissions generated from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(f)	Reflects commissions generated from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(g)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.
Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund’s investment objective or strategies.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 29, 2008, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 29, 2008:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 29, 2008
U.S. Core Equity Fund	Citigroup	$50,006,761
	Merrill Lynch	$0
	Goldman Sachs	$593,705
	Bear Stearns	$0
Tobacco Free Core Fund	Citigroup	$628,315
	Merrill Lynch	$0
	Goldman Sachs	$0
Tax-Managed U.S. Equities Fund	Citigroup	$1,133,338
	Morgan Stanley	$21,060
	Goldman Sachs	$356,223
U.S. Growth Fund	Goldman Sachs	$356,223
	Merrill Lynch	$74,340
	Citigroup	$635,428
	Bank of America	$15,896
	Jefferies & Co.	$0
	Bear Stearns	$0
	Morgan Stanley	$63,180
U.S. Intrinsic Value Fund	JP Morgan	$0
	Goldman Sachs	$0
	Citigroup	$822,737
	Bear Stearns	$0
	Jefferies & Co.	$0
	Merrill Lynch	$0
U.S. Small/Mid Cap Growth Fund	Knight Securities	$0
	Jefferies & Co.	$0
U.S. Small/Mid Cap Value Fund	Knight Securities	$0
	Jefferies & Co.	$0
Developed World Stock Fund	Goldman Sachs	$0
	Morgan Stanley	$703,404
	Bear Stearns	$590,964
	UBS	$0
	Citigroup	$2,795,409
	Bank of America	$4,839,656
Emerging Countries Fund	Hyundai Securities Co.	$0
Emerging Market Fund	Hyundai Securities Co.	$0
Foreign Fund	Dresdner Kleinwort	$74,346,506
	UBS	$15,800,070
	Svenska Handelsbanken	$0
	Credit Suisse First Boston	$16,586,894
International Core Equity Fund	UBS	$0
	Nomura	$0

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 29, 2008
International Growth Equity Fund	UBS	$3,465,231
	Nomura	$0
Taiwan Fund	Yuanta Securities	$5,360,951
Tax-Managed International Equities Fund	UBS	$0
International Intrinsic Value Fund	UBS	$0
Global Growth Fund	Goldman Sachs	$33,926
	Lehman Brothers	$0
	Morgan Stanley	$0
	Bear Stearns	$0
	UBS	$0
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds in the Trust may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds	Custodial services
	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing
	U.S. Equity Funds	Compliance testing

Name of Recipient	Funds	Purpose of Disclosure
Boston Global Advisors	U.S. Equity Funds and International Equity Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

ISS Governance Services	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-eight series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Opportunities Fund; Tax-Managed International Equities

Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; and Flexible Equities Fund.
Note that U.S. Core Equity Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to U.S. Core Fund, Intrinsic Value Fund, Growth Fund, Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, International Disciplined Equity Fund, and International Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 2, 2008, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

Fund	Shareholders
GMO Tobacco-Free Core Fund	Council for World Mission
Attn: Ms. Laiming Wyers
Ipalo House 32-34 Great Peters Street
London, SWIP 2DB, UK

GMO Domestic Bond Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Inflation Indexed Plus Bond Fund	Boston Safe Deposit & Trust Co. FBO
The Phillips Electronics North America
Corp Masters Retirement Trust
Attn: Eric Sassone Trust Officer
135 Santilli Highway AIM 026 0036
Everett, MA 02149

Mayo Foundation Retirement Trust
Attn: Rick Haeflinger
200 First Street SW
Rochester, MN 55905

GMO Currency Hedged International Equity Fund	State Street Bank & Trust Co. as TTEE
For GMAM Group Pension Trust II
Attn: Jason Butler
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111

GMO Real Estate Fund	Mac & Co FBO Princeton
PO Box 534005
Pittsburgh, PA 15253

Fund	Shareholders
GMO Tax-Managed U.S. Equity Fund	Northern Trust Company Custodian FBO
Edgar M Bronfman SR
PO Box 92956
Chicago, IL 60675

Strafe and Co FAO MJH Investments Ltd
Lloyd George
PO Box 160
Westerville, OH 43086

GMO Global Growth Fund	SEI Private Trust C/O M+T Bank FBO
Berks County Retirement Fund
Attn: Mutual Fund Trading
One Freedom Valley Dr.
Oaks, PA 19456

GMO Foreign Small Companies Fund	Virginia Retirement System
Attn: Peggy Davis
P.O. Box 2500
Richmond, VA 23218

GMO Emerging Market Opportunities Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Core Plus Bond Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Developed World Stock Fund	Dow Employees Pension Plan
Attn: David R Wisniewski
1320 Waldo Avenue
Dorinco 100
Midland, MI 48642

GMO Alpha Only Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Fund	Shareholders
GMO International Core Equity Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Strategic Fixed Income Fund	Asset Allocation Trust
Attn: Carol Kosel Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO U.S. Intrinsic Value Fund	Hopke Partnership
Attn: Jurrien Dean
7422 Hampden Lane
Bethesda, MD 20814

SEI Private Trust c/o M+T Bank FBO
Berks County Retirement Fund
Attn: Mutual Fund Trading
One Freedom Valley Dr.
Oaks, PA 19456

GMO U.S. Small/Mid Cap Value Fund	Maine State Retirement System
46 State House Station
Augusta, ME 04333

Union Bank and Trust Nominee
FBO SD Transit Corp T R#061676-05-13
PO Box 85484
San Diego, CA 92186

GMO International Small Companies Fund	New Zealand Superannuation Fund
Attn: Peter Benne
Level 17, AMP CENTRE
20 Customs Street West
Auckland, 1143 New Zealand

GMO Short-Duration Investment Fund	GMO Global Balanced Asset Allocation Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110

GMO U.S. Equity Allocation Fund	The Board of Trustees of The University of Illinois
Attn: Janet M Ford
247 Henry Administrations Building
506 South Wright Street
Urbana, IL 61801

Fund	Shareholders
GMO Short-Duration Collateral Share Fund	Thomas F. Cooper
16 Garland Road
Lincoln, MA. 01773

William L. Nemerever
535 Hammond Street
Chestnut Hill, MA 02467
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 1, 2008, greater than 10% of the following Funds’ shares were held by accounts for which the Manager has investment discretion: International Core Equity Fund, Emerging Markets Fund, Emerging Countries Fund, Global Bond Fund and Emerging Country Debt Fund. As of June 1, 2008, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund, U.S. Quality Equity Fund, U.S. Small/Mid Cap Value Fund, Real Estate Fund, International Intrinsic Value Fund, Core Plus Bond Fund, International Bond Fund and Short-Duration Investment Fund. As of June 1, 2008, substantially all of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Small/Mid Cap Growth Fund, International Growth Equity Fund, Currency Hedged International Equity Fund, Emerging Markets Opportunities Fund, Domestic Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Strategic Opportunities Allocation Fund, Benchmark-Free Allocation Fund and Alpha Only Fund.
MULTIPLE CLASSES
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single

GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2008:

Name and Address	% Ownership
Council for World Mission	72.5
Attn: Ms. Laiming Wyers IPALO House 32-34 Great Peter Street London, SWIP 2DB, UK
Trinity Church	10.0
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116
Periodic Partners I, LP	9.3
Attn: Stephen Schwarz Corporate Secretary PO Box 29550 San Francisco, CA 94129
Dana Hall School	8.2
Attn: Lucille R. Kooyoomjian 45 Dana Rd. Wellesley, MA 02482

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2008:

Name and Address	% Ownership
Mac & Co FBO Princeton	67.9
PO Box 534005 Pittsburgh, PA 15253
Batterymarch Trust II	18.6
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2008:

Name and Address	% Ownership
Northern Trust Company Custodian FBO Edgar Bronfman Sr.	50.6
P.O. Box 92956 Chicago, IL 60675
Strafe & Co. FAO MJH Investments LTD	28.4
Lloyd George PO Box 160 Westerville, OH 43086
SEI Private Trust	7.2
c/o Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
Sisters of Mercy of North Carolina Foundation Inc.	5.3
Attn: Edward J. Schlicksup Jr. 2115 Rexford Road Suite 401 Charlotte, NC 28211

Name and Address	% Ownership
SCS Navigator Fund, LLC	5.2
Attn: Christopher Stone SCS Financial Services, LLC One Winthrop Square Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Cust	9.7
Goldman Sachs & Co Profit Sharing Trust State Street Bank And Trust 180 Maiden Lane 24th Floor New York, NY 10038
Charles Schwab & Co Inc	6.8
Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street Attn: Mutual Funds San Francisco, CA 94104
State Street As Trustee for the EDS	5.6
401K Plan 105 Rosemont Ave Westwood, MA 02090
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	11.1
Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

Name and Address	% Ownership
Brown Bothers Harriman & Co Cust	14.7
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109
GMO International Equity Allocation Fund	7.5
c/o GMO 40 Rowes Wharf Boston, MA 02110
State Street Bank & Trust Co	6.2
As TTEE of the EDS Retirement Plan Trust S&P/Citigroup PMI World Ex-US Value Index Mandate 2 Avenue De Lafayette LCC 2 Boston, MA 02111
Rolex Holdings SA	5.2
Attn: Mr. Gian Heim CH-1211 Geneva 26 Switzerland
GMO International Opportunities Equity Allocation Fund	7.9
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO World Opportunities Equity Allocation Fund	6.3
c/o GMO 40 Rowes Wharf Boston, MA 02110
Contra Costa County Employees Retirement Association	6.6
Attn: Rick Koehler 1355 Willow Way Suite 221 Concord, CA
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 2, 2008:

Name and Address	% Ownership
The Edna McConnell Clark Foundation	15.9
Attn: Mr. Ralph Stefano Director of Finance 415 Madison Ave 10th Floor New York, NY 10017

Name and Address	% Ownership
Mars Pension Trustees LTD	7.8
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 3D Dundee Road Slough, Berkshire SL1 4LG, UK
Maine State Retirement System	9.5
46 State House Station Augusta, ME 04333
Maximilian E & Marion O Hoffman Foundation	5.9
Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107
The Stupski 1999-1	5.2
Charitable Remainder Unitrust 2 Belvedere Place Suite 340 Mill Valley, CA 94941
JP Morgan Chase Bank as Directed	16.1
Trustee for The Corning Retirement One Riverfront Plaza MP-HQ-E2-34 Corning, NY 14831
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Alpha Only Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	50.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO Global Balanced Asset Allocation Fund	21.0
c/o GMO 40 Rowes Wharf Boston, MA 02210

Name and Address	% Ownership
GMO Benchmark Free Allocation Fund	16.2
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2008:

Name and Address	% Ownership
The Regents of the University of California	18.8
Paula Ferreira 1111 Broadway Suite 1400 Oakland, CA 94607
Nebraska Investment Council	11.6
Attn: Joseph P Jurich 941 “O” Street Suite 500 Lincoln, NE 68508
Gordon E and Betty I Moore Foundation Foreign Fund	5.8
Attn: Lynda Sullivan The Presidio of San Francisco P.O. Box 29910 San Francisco, CA 94129-0910
Hershey Trust Company	8.3
Trustee For Milton Hershey School PO Box 445 100 Mansion Road East Hershey, PA 17033
University of Pennsylvania	8.9
Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104-3309
The University of Chicago	7.7
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611

Name and Address	% Ownership
Leonardo R Rodriguez	7.3
Citigroup Global Pension Investments 425 Park Avenue 4th Floor New York, NY 10022
The J Paul Getty Trust	6.4
Attn: James M Williams Vice President and Chief Invest Officer 1200 Getty Center Drive Suite 400 Los Angeles, CA 90049
MAC & Co A/C MKAF 6660002	8.7
FBO Makena Cap Holding Attn: Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
Merck & Co. Inc.	24.2
Master Retirement Trust Attn: Betty Shan One Merck Drive c/o WS 3AF-05 Whitehouse Station, NJ 08889
San Diego City Employees’ Retirement System (SDCERS)	19.9
Attn: Ms Robin Oleksow 401 B Street, Suite 400 San Diego, CA 92101
Northern Trust Company as Trustee FBO FMC Technologies	7.2
Inc Master Retirement Trust (FORS) Attn: Mutual Fund Ops P.O. Box 92956 Chicago, IL 60675
Trustees of Dartmouth College	6.9
Attn: Jonathan King 7 Lebanon Street Suite 305 Hanover, NH 03755

Name and Address	% Ownership
Baylor University	7.5
Attn: Jonathan Hook 1311 South 5th Street P.O. Box 97030 Waco, TX 76798
The Board of Trustees of the University of Alabama-Pooled	8.1
Clearing Attn: Marla Dare 7 Pinehurst Tuscaloosa, AL 35401
The Board of Trustees of the University of Alabama-Pooled	5.9
Clearing A/C Attn: Marla Dare 7 Pinehurst Tuscaloosa, AL 35401
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
Virginia Retirement System	65.2
Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218-2500
The University of Chicago	20.4
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611
The Glenmede Trust Company	7.7
As Trustee of The Pew Memorial Trust Attn: Maria Knuttel 1650 Market Street Suite 1200 Philadelphia, PA 19103
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2008:

Name and Address	% Ownership
New Zealand Superannuation Fund	30.0
Attn: Peter Benne Level 17, AMP CENTRE 20 Customs Street West Auckland, 1143 New Zealand
The Annie E Casey Foundation	6.3
Attn: Erin Layton Financial Analyst 701 St Paul Street Baltimore, MD 21202
Utah State Retirement Investment Fund	13.1
Attn: Utah Retirement Investments 540 East 200 South Salt Lake City, UT 84102
Anne Arundel County Retirement & Pension System	7.3
Anne Arundel County Maryland Attn: William Brown, Controller 44 Calvert Street Annapolis, MD 21401
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
GMO Emerging Markets Trust	37.4
Attn: Peter Manley Suite 1, Upper Deck, Jones Bay Wharf 26-32 Pirrama Road Pyrmont, NSW 2009, Australia
Missouri State Employees Retirement System	7.6
Attn: Pat Neylon 907 Wildwood Drive P.O. Box 209 Jefferson City, MO 65102
Trustees of The Estate of Bernice Pauahi Bishop	5.3
Attn: William Cha 567 South King Street Suite 200 Honolulu, HI 96813

Name and Address	% Ownership
University of Virginia Investment Management Company	5.1
Attn: UVIMCO Operations PO Box 400215 Charlottesville, VA 22904
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
Steven Soares	15.7
State Street Bank and Trust Lafayette Corporation Center 2 Avenue De Lafayette LCC2 Boston, MA 02111
The University of Chicago	17.3
Office of Investments 401 North Michigan Avenue Suite 900 Chicago, IL 60611
International Paper Retirement Plans Master Trust	18.4
Attn: Carol Tusch 400 Atlantic Street Stamford, CT 06921
The Church Pension Fund	12.5
Attn: Paul J Brignola 445 Fifth Ave New York, NY 10016
The Andrew W Mellon Foundation	9.0
140 East 62nd Street New York, NY 10021
State Street Bank & Trust Co. as TTEE	7.3
FBO JC Penny Pension Plan Attn: Paul Parent State Street Bank and Trust Lafayette Corporate Center 2 Avenue de Lafayette Boston, MA 02111
National Nominees Ltd ATF Sunsuper	6.4
Attn: Virginia Handreck GPO BOX 1406M Melbourne, Victoria 3001

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 2, 2008:

Name and Address	% Ownership
Leland Stanford Junior	7.3
University II — AA Stanford Management Company Eleanor HSU 2770 Sand Hill Road Menlo Park, CA 94025
Asset Allocation Trust	10.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor — Fund Administration Boston, MA 02116
Washington State Investment Board	10.0
Attn: Ms Nancy Calkins P.O. Box 40916 2424 Heritage Court SW Olympia, WA 98504
ExxonMobil Master Pension Trust	6.9
Attn: Colin J Kerwin 5959 Las Colinas Boulevard Irving, TX 75039
The William And Flora Hewlett Foundation	6.5
Attn: Ana Wiechers Marshall Director Investment Research & Public Investment 2121 Sand Hill Road Menlo Park, CA 94025
State Street Bank & Trust Company As Trustee for The	6.1
Northrop Grumman Defined Contribution Plans Master Trust Attn: Mark Hanna 105 Rosemont Road Westwood, MA 02090
GMO Global Balanced Asset Allocation Fund	5.8
c/o GMO 40 Rowes Wharf Boston, MA 02110

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2008:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company (FIIOC)	18.4
as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015
M&I Trust	11.8
Attn : Trust Operations 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515
Wells Fargo Bank NA FBO NPPD Emerging Markets Fund	8.6
Attn: Mutual Fund OPS P.O. Box 1533 733 Marquette Ave. Minneapolis, MN 55480
GMO Global Balanced Asset Allocation Fund	7.0
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO International Equity Allocation Fund	6.2
c/o GMO 40 Rowes Wharf Boston, MA 02110
AMA International Equity Master Fund LP	5.2
Attn: Paul Brensel 3801 PGA Boulevard Suite 555 Palm Beach Gardens, FL 33410
Balentine International Equity Fund Select LP	6.0
Attn: George Chen 3455 Peachtree Road NE Suite 2000 Atlanta, GA 30326
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2008:

Name and Address	% Ownership
Northern Trust Company As Cust FBO	7.8
The Cheyne Walk Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675
The Northern Trust TR	6.4
Mars Benefit Trust P.O. Box 92956 Chicago, IL 60675
Hugheson Limited	7.6
Attn: Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands
Vallee & Co FBO SG	5.5
c/o M&I Trust Company, NA Attn: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, WI 53224
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Company As Trustee for The	27.0
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090
State Street Bank & Trust Co. as TTEE	16.9
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
Maine Public Employees Retirement System	10.3
46 State House Station Augusta, ME 04333

Name and Address	% Ownership
Municipal Fire & Police Retirement	9.9
System of Iowa Attn: Dennis Jacobs 2836 104th Street Des Moines, IA 50322
Veba Partnership NLP Domestic Bond	9.6
VONF 9001222 Attn: Virginia L Boyle One Verizon Way Mailecode VC71S209 Basking Ridge, NJ 07920
The Retirement Plan for Employees of Millipore Corporation	8.8
DBF Plan 002 Attn: Nancy Booth Benefits Manager — Millipore Corporation 290 Concord Road Billerica, MA 01821
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Domestic Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	59.4
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO Global Balanced Asset Allocation Fund	23.4
c/o GMO 40 Rowes Wharf Boston, MA 02110
Teachers’ Retirement System of The City of New York	12.7
Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Kansas City, Missouri Employees’	41.0
Retirement System-Core Plus Richard G Boersma Executive Officer City Hall, 414 E. 12th Street 12th Floor Kansas City, MO 64106
Gencorp Master Retirement Trust	25.4
% GSAM LP in Capacity of Agent And Fiduciary Manager Attn: Augustin Krisnawahjuesa 32 Old Slip Rd 9th Floor New York, NY 10005
Wells Fargo Bank N.A. FBO	7.8
McCune Foundation PO Box 1533 Minneapolis, MN
State Street Bank & Trust Company As Trustee for The	6.3
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Core Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	30.5
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO Global Balanced Asset Allocation Fund	5.6
c/o GMO 40 Rowes Wharf Boston, MA 02110
Boston & Co (Verizon-Core Plus)	14.5
Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	13.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
Teachers’ Retirement System of The City of New York	12.0
Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041
The Northern Trust Company As Trustee	11.5
FBO Mayo Foundation A/C 22-05191 USB 2 PO Box 92956 Chicago, IL 60675
The Northern Trust Company As Trustee	6.3
A/C 26-07633 USB FBO Mayo Foundation PO Box 92956 Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	15.6
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
University of Southern California	14.8
Attn: Jeffrey Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089
Northern Trust as Trustee FBO	14.2
John Hancock Financial Services, Inc. Pension Plan PO Box 92956 Chicago, IL 60675
Boston & Co. (Verizon-IBF)	11.7
Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230

Name and Address	% Ownership
Mars Pension Trustees LTD	9.6
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 30 Dundee Road
Maine Public Employee Retirement System	5.0
46 State House Station Augusta, ME 04333
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Fresno County Employees’ Retirement Association	23.5
Roberto Pena, Retirement Administrator 1111 H Street Fresno, CA 93721
General Retirement System of the City of Detroit	19.8
Attn: Myron Terrell, Assistant Administrative Supervisor 2 Woodward Avenue Suite 908 Detroit, MI 48226
Mars Pension Trustees LTD	22.5
Discretionary Mandate Attn: Reshma Modasia Investment Accountant 30 Dundee Road
Mac & Co A/C PCFF5501132 FBO Silicon Valley	5.9
Attn: Mutual Funds OPS 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230
Stichting Masterfoods Pension Funds	5.7
Discretionary Mandate Taylorweg 5 5466 AV Veghel Netherlands
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2008:

Name and Address	% Ownership
CIBC Mellon Trustee — CN General Master Trust Fund	15.5
Attn: LP Constantin Pooled Funds 320 Bay Street 6th Floor Toronto, Ontario, Canada, M 5H 416
Boston Safe Deposit & Trust Co. FBO	14.1
The Philips Electronics North America Corp. Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149
University of Southern California	11.6
Attn: Jeffery Fischer 840 Childs Way BKS 402 Los Angeles, CA 90089
GMO Strategic Fixed Income Fund	11.7
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2008:

Name and Address	% Ownership
State of Wisconsin Investment Board	22.9
(SWIB) Core Trust Fund Attn: Janice Anderson P.O. Box 7842 Madison, WI 53707
State Street Bank & Trust Co. as TTEE	22.8
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
Pension Reserves Investment Trust	16.1
Attn: Stan Mavromates 84 State Street, Suite 250 Boston, MA 02144

Name and Address	% Ownership
San Francisco City & County Retirement System	13.4
Attn: Ted Wong, Head Accountant 30 Van Ness Avenue, Suite 3000 San Francisco, CA 94102
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2008:

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	41.1
c/o GMO 40 Rowes Wharf Boston, MA 02110
Holstein Association USA Inc	13.3
Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302
Sam Wilderman & Beatrice Wilderman JT TEN	7.5
53 Winslow Road Apt B Brookline MA 02446
State Street Bank & Trust Company As Trustee for The	6.4
Northrop Grumman Defined Contribution Plans Master Trust Attn: Brian Benkart 105 Rosemont Road Westwood, MA 02090
Trinity Church	5.2
The City of Boston General Trust Fund Attn: Robert P. Sheehan 206 Clarendon Street Boston, MA 02116
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Plus Bond Fund as of June 2, 2008:

Name and Address	% Ownership
Boston Safe Deposit & Trust Co.	93.1
FBO The Phillips Electronics North America Corp Master Retirement Trust Attn: Eric Sassone Trust Officer 135 Santilli Highway AIM 026 0036 Everett, MA 02149
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Inflation Indexed Plus Bond Fund as of June 02, 2008:

Name and Address	% Ownership
Mayo Foundation Retirement Trust	96.8
Attn: Rick Haeflinger 200 First Street SW Rochester, MN 55905
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	95.7
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
Houston Endowment Inc.	14.9
600 Travis Suite 6400 Houston, TX 77002

Name and Address	% Ownership
Saskatchewan Telecommunications	11.6
Ms. Alison McKay Pension Plan Manager 2121 Saskatchewan Drive Regina, Saskatchewan S4P 3Y 2 Canada
Hartford Hospital	8.1
Attn: John M. Biancamano Vice President Finance 80 Seymour Street P.O. Box 5037 Hartford, CT 06102
The Hershey Foods Corporation Master	6.5
Retirement Trust International 100 Crystal A Drive Hershey, PA 17033
Bank of America NA Custodian HARFD Hosp	5.8
GMO Fund H Attn: MFO 8555814 P.O. Box 831575 Dallas, TX 75283
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Boeing Company Employee Retirement	14.3
Plans Master Trust Attn: Brad Leak 100 N. Riverside Plaza Chicago, IL 60606
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
Screen Actors Guild Producers Pension Plan	12.1
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505

Name and Address	% Ownership
The Northern Trust Company on Behalf of	10.5
The Motion Picture Industry Pension Plan Attn: Ted W. Friesen 50 South LaSalle Street Chicago, IL 60675
The Northern Trust Company As Trustee	7.8
FBO Olin Pension Plans Master Retirement Trust Attn: Special Assets PO Box 92956 Chicago, IL 60675
The Ministers and Missionaries Benefit	7.4
Board of American Baptist Churches Attn: Louis P Barbarin Treasurer and CFO 475 Riverside Drive Suite 1700 New York, NY 10115
The Northern Trust Company on Behalf of	6.2
The Motion Picture Industry Individual Account Plan Public & Taft Plans Attn: Ted W. Friesen 50 South LaSalle Street Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Quality Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Gordon and Betty I Moore Foundation Core Fund	9.1
Attn: Lynda Sullivan The Presidio of San Francisco PO Box 29910 San Francisco, CA 94129
HYMF Inc.	24.7
200 Park Avenue New York, NY 10166
Conrad N. Hilton Foundation	13.3
100 West Liberty Street Suite 840 Reno, NV 89501
The Paul Hamlyn Foundation	11.4
18 Queen Annes Gate London SWIH9AA

Name and Address	% Ownership
The Vanderbilt University	10.2
Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203
Municipal Fire & Police Retirement System of Iowa	9.4
Attn: Dennis Jacobs 2836 104th Street Des Moines, IA 50322
Screen Actors Guild-Producers Pension Plan	7.6
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505
JP Morgan Chase Bank as Directed	7.0
Trustee for The Corning Retirement One Riverfront Plaza MP-HQ-E2-34 Corning, NY 14831
Corning Retirement Master Trust	6.0
Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Quality Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Mac And Co	18.5
FBO Dominion Resources Inc Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230
National Nominees Ltd ATF Sunsuper	24.0
Attn: Virginia Handreck GPO BOX 1406M Melbourne, Victoria 3001
Maine Public Employee Retirement System	15.4
46 State House Station Augusta, ME 04333

Name and Address	% Ownership
Terrebonne Investments LP	10.9
Attn: Barbara A. Bell 201 Main Street Suite 1440 Fort Worth, TX 76102
OHIM Strategic Partners, LP	6.5
Attn: Jack Muhlbeier 201 Main Street Suite 1440 Fort Worth, TX 76102
SEI Private Trust C/O Harris Bank	6.5
FBO Searle Family-QF Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Quality Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	32.5
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO Global Balanced Asset Allocation Fund	9.8
c/o GMO 40 Rowes Wharf Boston, MA 02110
University of Pennsylvania	5.2
Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104
Brown Brothers Harriman & CO CUST	6.4
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109

Name and Address	% Ownership
GMO Benchmark Free Allocation Fund	6.6
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO World Opportunity Equity Allocation Fund	5.1
c/o GMO 40 Rowes Wharf Boston, MA 02111
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Board of Trustees of the University of Illinois	28.8
Attn: Janet M. Ford 247 Henry Administration Building 506 South Wright Street Urbana, IL 61801
Wells Fargo Bank NA FBO Minneapolis	17.0
Police Relief 13540517 P.O. Box 1533 Minneapolis, MN 55480
Northern Trust As Custodian FBO	10.9
San Francisco Symphony A/C 2687342 Attn: Mutual Funds Opps C-4 South PO Box 92956 801 S. Canal Chicago, IL 60675
MIT Alpha Equity Fund	6.0
Attn: Jo Ann Gerber 238 Main Street Suite 200 Cambridge, MA 02142
Wells Fargo Bank NA FBO IMC Nurses	6.4
PO Box 1533 Minneapolis, MN 55480

Name and Address	% Ownership
The Northern Trust Company Trustee	10.7
FBO Newpage Corporation PO Box 92956 Attn: Daily Recon Chicago, IL 60675
Regime De Retraite Des Employees Et	7.3
Employes De La Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, Canada J1H5C1 99
Wadsworth Atheneum Museum of Art	5.5
Attn: Judith H. Mihalko 600 Main Street Hartford, CT 06103
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Growth Fund as of June 2, 2008:

Name and Address	% Ownership
SEI Private Trust c/o M+T Bank FBO	65.2
Berks County Retirement Fund Attn: Mutual Fund Trading One Freedom Valley Dr. Oaks, PA 19456
Theresa Stone Pan Charitable Remainder	17.3
Unitrust IV U/A STS 12/15/99 Attn: Theresa Stone PAN CRT 4 1650 Calera Creek Heights Drive Milpitas, CA 95035
Lockbox One LLC	17.0
400 Bay Way San Rafael, CA 94901
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Developed World Stock Fund as of June 2, 2008:

Name and Address	% Ownership
Dow UK Pension Trustees Limited	17.6
Attn: Caroline Van Eecke Diamond House, Lotus Park, Kingscrescent Staines, TW18 3AG, UK
Baystate Health Inc.	14.2
Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199
Baystate Health Inc. Pension Trust	14.5
Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199
Irving Oil Limited Master Trust	13.6
Attn: Jim MacGillivray 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1 99
Calgary Olympic Development Association	11.0
Attn: Bob Reekie 85 Canada Olympic Road SW Calgary, Alberta, Canada, T3B5RS 99
Sisters of St. Joseph Peace	5.1
St. Joseph Province Attn: Sister Lois Parente 399 Hudson Terrace Englewood Cliffs, NJ 07632
Pension Plan for Clergy And Lay Workers	9.7
Of The Evangelical Lutheran Church in Canada Member Accumulation Account 302-393 Portage Avenue Winnipeg, Manitoba, Canada R3B3H6
IAM Labour-Management Pension Fund Canada Registration Attn: Donald Belton 441 Maclaren Street Suite 240 Ottawa, Ontario, Canada K2P2H3	5.4
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Developed World Stock Fund as of June 2, 2008:

Name and Address	% Ownership
Dow Employees Pension Plan	71.7
Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642
Union Carbide Employees Pension Plan	28.3
Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Opportunities Fund as of June 2, 2008:

Name and Address	% Ownership
Mayor and Burghesses of the London Borough of Tower	10.0
Hamlets Attn: Jim Rickets Mulberry Place 5 Clove Cresent London, E14, 2BG
Cumbria Local Government Pension Scheme	8.8
Attn: Keith Fitzpatrick Cumbria County Council Corporate Finance The Courts Carlisle, UK, Cumbria, CA38NA
The Northern Trust Company As FBO	8.3
Lockheed Martin Corp Master Retirement Trust Attn: Karen Hammond 801 S. Canal Street Chicago, IL 60675
FMC Technologies Pension Plan Limited	6.2
Wirran International Business Park Commercial Road Bromborough, Merseyside, CH 62 3NL, UK
Wendel & Co	8.8
c/o The Bank Of New York Mutual Fund Reorganization Department P.O. Box 1066 Wall Street Station New York, NY 10286

Name and Address	% Ownership
Kent County Council	5.6
Attn: Mrs. A Simon Room 3 08 Sessions House County Hall Maidstone, Kent ME141XQ
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Opportunities Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	76.4
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO World Opportunities Equity Allocation Fund	6.7
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO Strategic Balanced Allocation Fund	11.9
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Opportunities Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
The Hershey Foods Corporation Master Retirement Trust	11.6
Attn: James Nolan 100 Crystal A Drive Hershey, PA 17033
Grand Lodge Of California And Masonic Related Entities	7.5
Attn: Rick Hutchinson 1111 California Street San Francisco, CA 94108

Name and Address	% Ownership
Virginia Hospital Center Arlington	6.6
Health System Attn: Philip W Peck 1701 N George Mason Drive Arlington, VA 22205
Wells Fargo Bank NA FBO	5.6
Buck Leonard & Beryl P.O. Box 1533 Minneapolis, MN 55480
Stitching Bedrijfstakpensioenfonds	5.0
Voor De Suikerverwerkende Industrie Attn: Me. JG Koolstra MolenWerf 2-8 Amsterdam 1014 Ag
JP Morgan As Directed TTEE FBO	8.2
Ernest & Young Defined Benefit Ret. Pl Trust C/O JP Morgan 4 New York Plaza New York, NY 10004
The Motion Picture Industry Pension Plan	7.7
Attn: Ted W Friesen 11365 Ventura Boulevard Studio City, CA 91604
Zurich American Insurance Company	6.0
Master Retirement Trust Attn: Kellizortea 1400 American Lane Schaumburg, IL 60196
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Strategic Opportunities Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
South Carolina Retirement System	21.6
Attn: Donald Brock 202 Arbor Lake Drive Columbia, SC 29223
Abbot Laboratories Annuity Ret TR	12.4
c/o The Northern Trust Co. Attn: ALT. Fund SRVS. C-1S James Falotico PO Box 92956 Chicago, IL 60607

Name and Address	% Ownership
The Memorial Foundation Inc.	7.4
Attn: J.D. Elliot 100 Bluegrass Commons Boulevard Suite 320 Hendersonville, TN 37075
Indiana State Teachers Retirement Fund	7.5
Attn: Steffanie Rhinesmith 150 W. Market Street Suite 300 Indianapolis, IN 46204
Board of Regents of The University of Wisconsin System	5.3
Attn: Douglas J Hoerr UW System Trust Funds 780 Regent Street Room 221 Madison, WI 53715
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Equity Fund as of June 2 2008:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company	7.7
Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101
The Northern Trust Company Trustees of	7.5
The Aerospace Corporation Employers Retirement Plan Trust Attn: Mutual Funds PO Box 92956 Chicago, IL 60675
Nevada System of Higher Education Operating Pool	5.9
Attn: Ruby R. Sharman 2601 Enterprise Road Reno, NV 89512
Fidelity Investments Institutional Operations Company	5.6
(FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Mac & Co	23.6
Attn: Mutual Funds Operations A/C VCBF 1855782 PO Box 3198 Pittsburgh, PA 15230
Maine Public Employees Retirement System	21.6
46 State House Station Augusta, ME 04333
Mac & Co	10.0
A/C CNGF 1855132 EOG Union Welfare Trust Attn: Susan Testa Mutual Fund Operations PO Box 3198 Pittsburgh, PA 15230
Screen Actors Guild-Producers Pension Plan	10.0
Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505
Conrad N. Hilton Foundation	8.0
100 West Liberty Street Suite 840 Reno, NV 89501
Corning Retirement Master Trust	6.8
Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831
Mac & Co	6.3
A/C CNGF 1747022 CNG Transmission Co. Union VEBA Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230
Mac & Co	5.7
A/C VSLF 1855102 Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
NRECA	24.4
Attn: Patricia A. Murphy Investment Division 4301 Wilson Boulevard RS18 - 305 Arlington, VA 22203
Brown Brothers Harriman & Co Cust	29.2
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109
Asset Allocation Trust	13.1
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO World Opportunities Equity Allocation Fund	13.3
c/o GMO 40 Rowes Wharf Boston, MA 02110
Teachers’ Retirement System of The City of New York	5.8
Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Value Fund as of June 2, 2008:

Name and Address	% Ownership
Maine Public Employees Retirement System	39.0
46 State House Station Augusta, ME 04333
Union Bank and Trust Nominee	29.7
FBO SD Transit Corp PO Box 85484 San Diego, CA 92186

Name and Address	% Ownership
World Wildlife Fund Inc.	7.1
Attn: Maynard Davis Treasury Manager 1250 24th Street N.W. Washington, DC 20037
Surdna Foundation Inc Global AA	5.5
Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Growth Fund as of June 2, 2008:

Name and Address	% Ownership
GMO U.S. Equity Allocation Fund	14.4
c/o GMO 40 Rowes Wharf Boston, MA 02110
World Wildlife Fund Inc.	24.3
Attn: Maynard Davis Treasury Manager 1250 24th Street N.W. Washington, DC 20037
Surdna Foundation Inc Global AA	12.2
Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017
Mac & Co FBO Princeton	13.6
PO Box 534005 Pittsburgh, PA 15253
Claremont Graduate University	11.7
Attn: Jennifer Stockton 150 East 10Th Harper 161 Claremont, CA 91711
Holstein Association USA Inc	8.7
Attn: Barbara M Casna 1 Holstein Place PO Box 808 Brattleboro, VT 05302
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Growth Fund as of June 2, 2008:

Name and Address	% Ownership
The Northern Trust Company, Trustee of	37.7
The Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675
Northern Trust As Custodian	23.0
FBO Provena Pension Fund Account PO Box 92956 Chicago, IL 60675
Anderson 401K Plan	22.6
100 Fourth Avenue North Bayport, MN 55003
Provena Health Operating Investment Fund	10.1
Attn: Patrick Quinn 9223 West Street Francis Road Frankfort, IL 60423
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
SEI Private Trust Company	68.4
Balance FDN — Mutual Funds One Freedom Valley Drive Oaks, PA 19456
Hopke Partnership	29.2
Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company	29.5
Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101
Patterson & Co FBO	10.3
American Express Retirement Plan Attn: Charles Xiques 1525 West WT Harris Blvd. Charlotte, NC 28288
State Street Bank & Trust Co As Trustee	9.1
of Ivensys Master Retirement Trust Attn: Ms. Helen Levine 100 Plaza One Jersey City, NJ 07311
The Northern Trust Company As Custodian FBO	5.5
Nathan Cummings Foundation GMO Intl PO Box 92956 Chicago, IL 60675
Depaul University	5.6
Attn: Robert Kozoman 1 E Jackson BLVD Suite-CNA 1920 Chicago, IL 60604
MGI International Equity Fund	5.0
Attn: Jo Monteith Head of Operations 161 Bay Street Suite 1800 Toronto, Ontario M5J 2S5 Canada
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
The Paul Hamlyn Foundation	18.5
Attn: JR Sheldon 18 Queen Annes Gate London SWIH 9AA

Name and Address	% Ownership
BB&T Corporation Pension Plan	18.1
Attn: Will Gholston 223 W Nash Street 3rd Floor Wilson, NC 27893
Wells Fargo and Company	17.0
Master Pension Trust Attn: Tom Hooley 608 2nd Ave S, N9303-09B Minneapolis, MN 55479
UMWA 1974 Pension Trust	14.3
Attn: Mathann Purvis 2121 K Street NW Suite 350 Washington, DC 20037
Pace Industry Union — Management Pension Fund	12.7
Attn: Becky Haley 3320 Perimeter Hill Drive Nashville, TN 37211
The Hershey Foods Corporation Master Retirement Trust	8.0
Attn: James G Nolan 100 Crystal A Drive Hershey, PA 17033
The Vanderbilt University	5.6
Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the International Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	38.0
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
Mellon Trust of NE N.A. for the Benefit of Texas County	12.3
And District Retirement System 135 Santilli Highway (Mellon) Everett, MA 02149

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	9.7
c/o GMO 40 Rowes Wharf Boston, MA 02110
Mac & Co	6.2
FBO Siemens Corporation Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230
Northern Trust Co TTEE. FBO	5.8
Com Ed Pooled Fund Directed Retirement TR A/C 22-82871 Attn: Mutual Fund Services PO Box 92956 Chicago, IL 60607
Mac & Co	5.2
FBO Siemens Corporation Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Strategic Fixed Income Fund as of June 2, 2008:

Name and Address	% Ownership
The Edna McConnell Clark Foundation	25.7
Attn: Ralph Stefano Director of Finance 415 Madison Avenue 10th Floor New York, NY 10017
JP Morgan Chase Bank as Directed	13.4
Trustee for The Corning Retirement One Riverfront Plaza MP-HQ-E2-34 Corning, NY 14831
Municipal Fire & Police Retirement System of Iowa	8.7
Attn: Dennis Jacobs 2836 104th Street Des Moines, IA 50322

Name and Address	% Ownership
Stichting Masterfoods Pension Funds	8.1
Attn: Rene Upperman Papendorpseweg 93 3528 Bjutrecht Netherlands
Producers-Writers Guild of America Pension Plan	7.1
Attn: Terrence L. Young 1015 N. Hollywood Way Burbank, CA 91050
Maximilian E & Marion O Hoffman Foundation	6.8
Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107
The Northern Trust Company As Custodian for	5.5
The William and Mary Investment Trust A/C 26-14514 Attn: Special Asset CIS PO Box 92956 Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Strategic Fixed Income Fund as of June 2, 2008:

Name and Address	% Ownership
Asset Allocation Trust	58.8
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116
GMO Global Balanced Asset Allocation Fund	11.4
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO Benchmark Free Allocation Fund	11.2
c/o GMO 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
Mac & Co	8.2
FBO Bell Atlantic Master Trust Verizon SFIS Attn: Mutual Funds Operation Virginia L Boyle P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Equity Fund as of June 2, 2008:

Name and Address	% Ownership
The Elizabeth Gamble Deaconess	5.9
Home Association (Restricted) Attn: Philip A Temple 2139 Auburn Avenue Cincinnati, OH 45219
The Oregon Community Foundation	5.7
Attn: Brenda Vankangan 1221 SW Yamhill #100 Portland, OR 97205
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Growth Equity Fund as of June 2, 2008:

Name and Address	% Ownership
Brown Brothers Harriman & Co CUST	24.2
FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109
Asset Allocation Trust	18.4
Attn: Carol Kosel Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

Name and Address	% Ownership
GMO International Opportunities Equity Allocation Fund	13.1
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO International Equity Allocation Fund	12.4
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO World Opportunities Equity Allocation Fund	10.3
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO Global Balanced Asset Allocation Fund	6.4
c/o GMO 40 Rowes Wharf Boston, MA 02110
GMO Strategic Balanced Asset Allocation Fund	6.1
c/o GMO 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Opportunities Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
McMaster University Master Trust	13.3
Employees Treasury Operations Attn: Enrico Del Maestro Treasurer 1280 Main Street W Hamilton, Ontario L8S 4L8
Wells Fargo Bank N.A As Custodian For	9.7
The Farm Credit Fund Retirement Group TR 608 2nd Avenue South Minneapolis, MN 55479
Merced County Employees’ Retirement Association (MCERA)	6.6
Attn: Gale Garcia 3199 M Street Merced, CA 95348
Wells Fargo Bank Minnesota NA Custodian	6.2
FBO Ameristeel Retirement Plan Master Trust Attn: Ms. Barbara Schmitz Sixth St & Marquette Minneapolis, MN 55479

Name and Address	% Ownership
Hillenbrand Industries Pension Plan	6.0
JP Morgan Chase Bank MA Trustee 1069 State Route 46E Batesville, IN 47006
PCS Administration(USA), INC Master Trust	5.0
Attn: David R. Haverick 1101 Skokie Blvd. Suite 400 Northbrook, IL 60062
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
SEI Private Trust Company	19.0
C/O Mellon Bank FBO 10114349100 Attn: Mutual Fund Administration One Freedom Valley Dr. Oaks, PA 19456
Winchester Medical Center	18.0
Attn: Craig Lewis Sr. Vice President & CFO. 1840 Amherst Street Winchester, VA 22601
Regime De Retraite Des Employees Et	8.6
Employes De La Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, Canada J1H5C1 99
Winchester Regional Health System Retirement Plan	7.3
Attn: Craig Lewis Sr. Vice President & CFO. 1840 Amherst Street Winchester, VA 22601
The Christy-Houston Foundation Inc.	6.3
Attn: Robert B. Mifflin 1296 Dow Street Murfreesboro, TN 37130
Hampden-Sydney College	5.5
Attn: C. Norman Krueger College Road PO Box 127 Hampden-Sydney, VA 23943

Name and Address	% Ownership
SEI Private Trust Company	5.2
Williamsburg Comm. Health Fund A/C 4734042 One Freedom Valley Dr. Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of Global Equity Allocation Fund as of June 2, 2008:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	95.7
For GMAM Group Pension Trust II Attn: Jason Butler State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Collateral Share Fund as of June 2, 2008:

Name and Address	% Ownership
Thomas F. Cooper	38.2
16 Garland Road Lincoln, MA 01773
William L. Nemerever	29.2
535 Hammond Street Chestnut Hill, MA 02467
Cormorant Fund	13.5
c/o GMO 40 Rowes Wharf Boston, MA 02110
The Grantham Foundation For The Protection Of The Environment	5.5
c/o GMO 40 Rowes Wharf Boston, MA 02110

OTHER MATTERS
Indian regulators have alleged that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.0481% of the Fund’s total assets as of February 29, 2008. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.
In addition, certain Funds (all of the Fixed Income Funds (except Strategic Fixed Income Fund and Short-Duration Collateral Share Fund), Emerging Markets Fund, and Global Equity Allocation Fund) (collectively, the “NPF Funds”) have indirect investments in three asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”) as a result of the NPF Funds’ holdings in GMO Special Purpose Holding Fund, a series of the Trust offered through a separate private placement memorandum, and/or interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized and administered by National Premier Financial Services (“NPFS”), a subsidiary of National Century Financial Enterprises (“NCFE”). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio (“Bankruptcy Court”). The Trust, on behalf of the GMO Special Purpose Holding Fund, had joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties. In April 2004, a plan of liquidation (the “Plan”) was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions subsequently may be received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.
In addition, GMO Special Purpose Holding Fund has litigation pending against various entities related to the issuance and default of the NPF Securities. In July 2005 and April 2006, GMO Special Purpose Holding Fund entered into settlement agreements with two of the defendants in the lawsuit and GMO SPV I, LLC received cash settlements in connection therewith, which were distributed to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund. Each NPF Fund received a proportionate amount of such cash settlements based on the size of their holdings in GMO Special Purpose Holding Fund or GMO SPV I, LLC, as applicable. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries, as of the date of this Statement of Additional Information, have not been reflected in the net asset value of GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund’s costs in respect of these matters are being treated as “extraordinary expenses” and are being borne by that Fund. The valuation of the NPF Securities and all matters relating to the

GMO Special Purpose Holding Fund’s participation in these actions are subject to the supervision and control of the Trust’s Board of Trustees.
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 29, 2008 for each Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 29, 2008 were filed electronically with the SEC on Form N-CSR on May 5, 2008 (Accession No. 0001104659-08-029813).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 29, 2008, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 29, 2008.

U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $12.05 per share based on 93,941,066 shares of beneficial interest outstanding)	$1,131,799,994
Offering Price	$12.05
U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $12.02 per share based on 39,766,699 shares of beneficial interest outstanding)	$478,084,132
Offering Price	$12.02
U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $12.02 per share based on 168,995,706 shares of beneficial interest outstanding)	$2,031,658,641
Offering Price	$12.02
Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $10.03 per share based on 4,505,462 shares of beneficial interest outstanding)	$45,196,833
Offering Price	$10.03
U.S. Quality Equity Fund-Class III
Net Assets at Value (Equivalent to $20.56 per share based on 97,449,407 shares of beneficial interest outstanding)	$2,003,758,269
Offering Price	$20.56
U.S. Quality Equity Fund-Class IV
Net Assets at Value (Equivalent to $20.57 per share based on 20,998,610 shares of beneficial interest outstanding)	$432,045,956
Offering Price	$20.57
U.S. Quality Equity Fund-Class V
Net Assets at Value (Equivalent to $20.56 per share based on 32,270,821 shares of beneficial interest outstanding)	$663,615,976
Offering Price	$20.56
U.S. Quality Equity Fund-Class VI
Net Assets at Value (Equivalent to $20.57 per share based on 254,660,700 shares of beneficial interest outstanding)	$5,237,362,702
Offering Price	$20.57

Appendix A

U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $7.86 per share based on 3,734,671 shares of beneficial interest outstanding)	$29,358,018
Offering Price	$7.86
U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $15.82 per share based on 8,197,221 shares of beneficial interest outstanding)	$129,665,986
Offering Price	$15.82
U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $7.36 per share based on 4,789,671 shares of beneficial interest outstanding)	$35,230,021
Offering Price ($7.36 x 100/99.50)*	$7.40
U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $13.59 per share based on 603,311 shares of beneficial interest outstanding)	$8,198,148
Offering Price ($13.59 x 100/99.50)*	$13.66
Real Estate Fund-Class III
Net Assets at Value (Equivalent to $7.85 per share based on 2,480,396 shares of beneficial interest outstanding)	$19,465,285
Offering Price	$7.85
Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $12.21 per share based on 7,266,167 shares of beneficial interest outstanding)	$88,685,598
Offering Price	$12.21
International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $37.25 per share based on 24,634,958 shares of beneficial interest outstanding)	$917,684,966
Offering Price	$37.25
International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $37.23 per share based on 25,435,825 shares of beneficial interest outstanding)	$947,062,869
Offering Price	$37.23
International Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $37.22 per share based on 95,840,331 shares of beneficial interest outstanding)	$3,567,360,199
Offering Price	$37.22
International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $29.69 per share based on 17,178,662 shares of beneficial interest outstanding)	$510,005,986
Offering Price	$29.69
International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $29.97 per share based on 87,274,536 shares of beneficial interest outstanding)	$2,615,878,046
Offering Price	$29.97

Appendix A

International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $29.96 per share based on 137,900,530 shares of beneficial interest outstanding)	$4,131,392,501
Offering Price	$29.96
International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $27.68 per share based on 36,778,207 shares of beneficial interest outstanding)	$1,018,040,416
Offering Price	$27.68
International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $27.70 per share based on 90,855,873 shares of beneficial interest outstanding)	$2,516,652,615
Offering Price	$27.70
Global Growth Fund-Class III
Net Assets at Value (Equivalent to $23.82 per share based on 1,448,880 shares of beneficial interest outstanding)	$34,518,574
Offering Price ($23.82 x 100/99.75)*	$23.88
Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $21.88 per share based on 14,151,927 shares of beneficial interest outstanding)	$309,608,755
Offering Price ($21.88 x 100/99.75)*	$21.93
Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $21.90 per share based on 9,425,247 shares of beneficial interest outstanding)	$206,407,733
Offering Price ($21.90 x 100/99.75)*	$21.95
Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $5.32 per share based on 5,690,948 shares of beneficial interest outstanding)	$30,273,046
Offering Price	$5.32
Foreign Fund-Class II
Net Assets at Value (Equivalent to $16.52 per share based on 51,367,985 shares of beneficial interest outstanding)	$848,359,455
Offering Price	$16.52
Foreign Fund-Class III
Net Assets at Value (Equivalent to $16.59 per share based on 245,876,088 shares of beneficial interest outstanding)	$4,078,545,211
Offering Price	$16.59
Foreign Fund-Class IV
Net Assets at Value (Equivalent to $16.59 per share based on 215,278,963 shares of beneficial interest outstanding)	$3,571,515,655
Offering Price	$16.59
Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $14.63 per share based on 23,157,877 shares of beneficial interest outstanding)	$338,804,403
Offering Price	$14.63

Appendix A

Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $14.64 per share based on 45,558,027 shares of beneficial interest outstanding)	$666,991,213
Offering Price	$14.64
International Small Companies Fund-Class III
Net Assets at Value (Equivalent to $9.29 per share based on 73,138,116 shares of beneficial interest outstanding)	$679,535,618
Offering Price ($9.29 x 100/99.50)*	$9.34
Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $20.48 per share based on 166,148,951 shares of beneficial interest outstanding)	$3,402,343,405
Offering Price ($20.48 x 100/99.20)*	$20.65
Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $20.40 per share based on 148,097,253 shares of beneficial interest outstanding)	$3,021,318,725
Offering Price ($20.40 x 100/99.20)*	$20.56
Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $20.39 per share based on 58,409,062 shares of beneficial interest outstanding)	$1,190,886,765
Offering Price ($20.39 x 100/99.20)*	$20.55
Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $20.42 per share based on 289,117,768 shares of beneficial interest outstanding)	$5,902,406,438
Offering Price ($20.42 x 100/99.20)*	$20.58
Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $15.26 per share based on 24,344,633 shares of beneficial interest outstanding)	$371,540,398
Offering Price	$15.26
Emerging Markets Opportunities Fund – Class III
Net Assets at Value (Equivalent to $13.28 per share based on 26,617,368 shares of beneficial interest outstanding)	$353,477,530
Offering Price ($13.28 x 100/99.50)*	$13.35
Emerging Markets Opportunities Fund – Class VI
Net Assets at Value (Equivalent to $13.31 per share based on 55,344,281 shares of beneficial interest outstanding)	$736,794,300
Offering Price ($13.31 x 100/99.50)*	$13.38
Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $18.73 per share based on 58,311,946 shares of beneficial interest outstanding)	$1,092,345,931
Offering Price	$18.73
Domestic Bond Fund-Class III
Net Assets at Value (Equivalent to $9.47 per share based on 15,240,587 shares of beneficial interest outstanding)	$144,285,975
Offering Price	$9.47

Appendix A

Domestic Bond Fund-Class VI
Net Assets at Value (Equivalent to $9.48 per share based on 61,345,803 shares of beneficial interest outstanding)	$581,525,802
Offering Price	$9.48
Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $9.42 per share based on 13,317,527 shares of beneficial interest outstanding)	$125,505,802
Offering Price	$9.42
Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $9.44 per share based on 107,863,196 shares of beneficial interest outstanding)	$1,017,792,379
Offering Price	$9.44
International Bond Fund-Class III
Net Assets at Value (Equivalent to $9.51 per share based on 54,082,170 shares of beneficial interest outstanding)	$514,570,499
Offering Price	$9.51
Strategic Fixed Income Fund-Class III
Net Assets at Value (Equivalent to $23.60 per share based on 11,776,714 shares of beneficial interest outstanding)	$277,878,887
Offering Price	$23.60
Strategic Fixed Income Fund-Class VI
Net Assets at Value (Equivalent to $23.57 per share based on 217,264,327 shares of beneficial interest outstanding)	$5,121,697,592
Offering Price	$23.57
Currency Hedged International Bond Fund-Class III
Net Assets at Value (Equivalent to $8.79 per share based on 17,750,433 shares of beneficial interest outstanding)	$155,951,795
Offering Price	$8.79
Global Bond Fund-Class III
Net Assets at Value (Equivalent to $8.70 per share based on 38,934,674 shares of beneficial interest outstanding)	$338,614,491
Offering Price	$8.70
Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $10.06 per share based on 73,017,804 shares of beneficial interest outstanding)	$734,921,250
Offering Price ($10.06 x 100/99.50)*	$10.11
Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $10.06 per share based on 210,058,872 shares of beneficial interest outstanding)	$2,114,180,971
Offering Price ($10.06 x 100/99.50)*	$10.11
Short-Duration Investment Fund-Class III
Net Assets at Value (Equivalent to $8.45 per share based on 872,954 shares of beneficial interest outstanding)	$7,375,394
Offering Price	$8.45

Appendix A

Short-Duration Collateral Share Fund-Class III
Net Assets at Value (Equivalent to $23.39 per share based on 454,859 shares of beneficial interest outstanding)	$10,637,200
Offering Price	$23.39
Inflation Indexed Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $23.52 per share based on 5,846,005 shares of beneficial interest outstanding)	$137,492,158
Offering Price	$23.52
Inflation Indexed Plus Bond Fund-Class VI
Net Assets at Value (Equivalent to $23.51 per share based on 3,843,181 shares of beneficial interest outstanding)	$90,359,639
Offering Price	$23.51
U.S. Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $5.11 per share based on 18,597,396 shares of beneficial interest outstanding)	$95,066,735
Offering Price ($5.11 x 100/99.99)*	$5.11
International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $16.45 per share based on 45,936,690 shares of beneficial interest outstanding)	$755,542,025
Offering Price ($16.45 x 100/99.83)*	$16.48
International Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $20.63 per share based on 34,821,517 shares of beneficial interest outstanding)	$718,389,823
Offering Price ($20.63 x 100/99.96)*	$20.64
Global Equity Allocation Fund-Class III[1]
Net Assets at Value (Equivalent to $10.25 per share based on 34,783,389 shares of beneficial interest outstanding)	$356,523,942
Offering Price ($10.25 x 100/99.89)*	$10.26
World Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $21.71 per share based on 43,502,764 shares of beneficial interest outstanding)	$944,374,426
Offering Price ($21.71 x 100/99.96)*	$21.72
Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $11.37 per share based on 295,888,056 shares of beneficial interest outstanding)	$3,364,854,986
Offering Price ($11.37 x 100/99.91)*	$11.38
Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $22.70 per share based on 48,475,112 shares of beneficial interest outstanding)	$1,100,165,508
Offering Price ($22.70 x 100/99.93)*	$22.72
Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $25.30 per share based on 63,637,308 shares of beneficial interest outstanding)	$1,610,066,232
Offering Price ($25.30 x 100/99.87)*	$25.33

Appendix A

Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $11.11 per share based on 15,846,259 shares of beneficial interest outstanding)	$176,066,785
Offering Price ($11.11 x 100/99.94)*	$11.12
Alpha Only Fund-Class IV
Net Assets at Value (Equivalent to $11.11 per share based on 230,307,263 shares of beneficial interest outstanding)	$2,557,969,737
Offering Price ($11.11 x 100/99.94)*	$11.12
Footnotes to Specimen Price Make-Up Sheets

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 29, 2008. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

[1]	Effective June 1, 2008, GMO Global (U.S.+) Equity Allocation Fund was renamed GMO Global Equity Allocation Fund.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

B-1

Appendix B
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

B-2

Appendix B
characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

B-3

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of March 11, 2008
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged ISS Governance Services, a unit of RiskMetrics Group (“ISS”), as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix C
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

Appendix C
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted

Appendix C
proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix C
Exhibit A
Concise Summary of ISS 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Appendix C
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Appendix C
Vote AGAINST or WITHHOLD from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Appendix C
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Appendix C
* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Appendix C
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Appendix C
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appendix C
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Appendix C
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:
•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

Appendix C
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
-	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

-	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:

Appendix C
-	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/ benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Appendix C
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, considering:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two

Appendix C
to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

Appendix C
•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on

Appendix C
its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance- driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

Appendix C
•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Appendix C
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/ procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Appendix C
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Appendix C
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Appendix C
ISS 2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Appendix C
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Appendix C
Please see the International Classification of Directors on the following page.
ISS Classification of Directors – International Policy 2008
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/ commercial relationship (unless company discloses information to apply a materiality test [3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Appendix C
Independent NED
•	No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Appendix C
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Appendix C
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/ issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/ issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Appendix C
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Appendix C
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix C
Exhibit B
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Director Nominees
Vote WITH management’s recommendations regarding director nominees.
Shareholder Proposals
Vote WITH management’s recommendations regarding shareholder proposals.

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST

CLASS M SHARES

STATEMENT OF ADDITIONAL INFORMATION
June 30, 2008, as revised July 31, 2008

U.S. Equity Funds	International Equity Funds

▪ U.S. Core Equity Fund	▪ International Intrinsic Value Fund

▪ U.S. Growth Fund	▪ Foreign Fund

▪ Emerging Countries Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2008, as amended from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund offered through the Prospectus may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

 i

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.
(Note: Some of the footnotes to the following charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)

1

U.S. Equity Funds

U.S. Core Equity
	Fund	U.S. Growth Fund
U.S. Equity Securities[1]	X	X
Foreign Investments—Foreign Issuers [2]
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X
Foreign Investments—Emerging Countries [2]
Securities Lending	X	X
Depository Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Warrants and Rights	X	X
Options and Futures	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds [3]	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds [3]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X
Below Investment Grade Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds

2

International Equity Funds

International Intrinsic
	Value Fund	Foreign Fund	Emerging Countries Fund
U.S. Equity Securities[1]	X		X
Foreign Investments—Foreign Issuers [2]	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X
Foreign Investments—Emerging Countries [2]	X	X	X
Securities Lending	X	X	X
Depository Receipts	X	X	X
Convertible Securities	X	X	X
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Options and Futures	X	X	X
Swap Contracts and Other Two-Party Contracts	X		X
Foreign Currency Transactions	X	X	X
Repurchase Agreements	X		X
Debt and Other Fixed Income Securities	X		X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds [3]	X		X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds [3]	X		X
Cash and Other High Quality Investments	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X
Below Investment Grade Securities			X
Indexed Securities			X
Structured Notes			X
Firm Commitments and When-Issued Securities		X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds			X

Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments— Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. unless otherwise noted herein, any references to investments made by a fund include those that may be made both directly by the fund and indirectly by the fund (e.g., through its investments in other funds of the trust or through its investments in derivatives or synthetic instruments).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified fund is permitted

(but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments in emerging countries.
Special Risks of Investing in Russian Securities. Emerging Countries Fund and Foreign Fund may invest directly in the securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment or the corporate dividends-received deduction on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income and the long-term capital gain tax rates applicable thereto or as dividends eligible for the corporate dividends-received deduction. See “Taxes” below for further discussion of qualified dividend income and the corporate dividends-received deduction.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.

Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options (“LEPOs”), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.
Options and Futures
A Fund may use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, interest rates or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities and Indices. A Fund may purchase and sell put and call options on equity securities or other types of securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, individual equity securities (“single stock futures”) or other financial instruments, securities indices, and currencies. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date

(in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Some of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps and contracts for differences is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by a Fund, the Fund must be prepared to make such payments when due.
In addition, a Fund may only close out a swap, contract for differences, or OTC option with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Each Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Regulatory Limitations on the Use of Futures and Related Options, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated lower than Baa3 by Moody’s or BBB- by S&P, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the Securities and Exchange Commission (“SEC”) maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. The Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the Funds may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: The uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund.
Counterparty Creditworthiness. Typically, a Fund will enter into these transactions only with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Funds
Options, futures contracts, and related options on securities indices
Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities
Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities
Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components Structured or indexed notes (only Emerging Countries Fund)
Warrants and rights (including LEPOs, for Emerging Countries Fund)

Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts to hedge against an equity risk already generally present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.
Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
With respect to the International Equity Funds other than Emerging Countries Fund, the net long exposure of a Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. Emerging Countries Fund may have temporary net long exposures in excess of its net assets as a result of futures and swap positions taken in connection with rebalancing of the Fund’s portfolio.
Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).
Use of Foreign Currency Derivative Transactions by the International Equity Funds
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds
Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund)
Uses of Foreign Currency Derivative Transactions by the International Equity Funds
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.
Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro.  This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.
Risk Management
Subject to certain limitations, including those described below (excluding Foreign Fund), a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
With the exception of Foreign Fund, a Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) Each Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) Each Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund), and with respect to not more than 25% of total assets in the case of International Intrinsic Value Fund.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(8) Each Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction

(4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to each of U.S. Core Equity Fund and International Intrinsic Value Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
(4) Each Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction,

collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
With respect to International Intrinsic Value Fund, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.

DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by a Fund will be subject to tax at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for one year or less and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned (or was deemed to own) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or was deemed to own) for more than one year will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. If a Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”) or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
Each Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, a Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from a Fund after January 31.
Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) (e.g., with an IRS Form W-9 (for U.S. shareholders) or IRS Form W-8BEN (for foreign shareholders))with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
For taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. Real Property Interest” (“USRPIs”) as described below) of net short-

term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may have made such designations with respect to all, some or none of its potentially eligible dividends and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain dividends for one year, i.e. for taxable years beginning before January 1, 2009. As of the date of this Statement of Additional Information, it is unclear whether the legislation will be enacted.
If the legislation is enacted, in order to qualify for this exemption from withholding, a foreign person would need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary could determine to withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as described below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign investor certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign shareholders (generally, nonresident alien individuals and foreign corporations) from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in U.S. REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), amounts the Fund receives from U.S. REITs that are derived from gains realized from USRPIs will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders (under current law, any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain pending legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event certain pending legislation is enacted) or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Before January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that (i) was either a USRPHC or would have been a USRPHC but for the exceptions from the definition of USRPI (described above) and (ii) was “domestically controlled” (such Fund, a “domestically controlled qualified investment entity”). Pending legislation would extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for one year, i.e., through December 31, 2008. If enacted, the pending legislation would be effective as of January 1, 2008. Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.
Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.

Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of foreign income and certain other taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Only foreign taxes that meet certain qualifications are eligible for this treatment. Even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making the election described in this paragraph.
Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.
Tax Implications of Certain Investments
Certain of a Fund’s investments, including investments in certain types of foreign securities, foreign currencies, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and potentially so-called “indexed securities,” may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

A Fund’s transactions in options, futures contracts, forward contracts, swaps, and other derivative financial instruments, as well as its hedging transactions, straddles and short sales, are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of certain swaps, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to and certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
A Fund’s investments in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in U.S. REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. For instance, to the extent a Fund invests directly or indirectly in residual interests in REMICs or equity interests in TMPs, it may have to allocate excess inclusion income to its shareholders, as described above in “Taxation of Fund Distributions and Transactions in Fund Shares,” which may exceed any cash these investments generate, potentially causing the Fund to sell portfolio securities in order to meet its annual distribution requirements. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether in certain circumstances the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
If a Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on a Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if a Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. A Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, a Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, a Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if a Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. A Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company treated as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in the taxable year. Subpart F income generally includes interest, original issue discount (“OID”), dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income, and net losses incurred by the CFC during a tax year will not be available to a Fund for the purpose of offsetting such gain. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
Loss of Regulated Investment Company Status
A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Number of
Portfolios
		Principal	in
Name, Date of Birth,		Occupation(s)	Fund
and Position(s) Held	Length of	During Past	Complex	Other
with the Trust	Time Served	5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1] ; Author of Legal Treatises.	48	None.

			Number of
			Portfolios
		Principal	in
Name, Date of Birth,		Occupation(s)	Fund
and Position(s) Held	Length of	During Past	Complex	Other
with the Trust	Time Served	5 Years	Overseen	Directorships Held
Jay O. Light Trustee DOB: 10/03/1941	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[2] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. [3]

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992- June 2004); and Providence Journal (a newspaper publisher) (December 1986- December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc. [3]

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $789,416, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Harvard Management Company, Inc. is a client of the Manager.

[3]	Partners HealthCare System, Inc. is a client of the Manager.
Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President & Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Anne Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 29, 2008, the Audit Committee held five meetings; the Pricing Committee held eight meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the

Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Thorndike are members of the Pricing Committee, and Mr. Light is an alternate member of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Light, Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Light is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2007.

Aggregate Dollar Range of
	Dollar Range of	Shares Directly Owned in all
	Shares Directly Owned in	Funds of the Trust (whether
Name/Funds Offered	Funds Offered in the	or not offered in the Prospectus)
in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer	None	Over $100,000
Jay O. Light	None	None
W. Nicholas Thorndike	None	None
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2007, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of
	Shares Indirectly Owned	Shares Indirectly Owned in all
	in	Funds of the Trust (whether
Name/Funds Offered	Funds Offered in the	or not offered in the Prospectus)
in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
International Intrinsic Value Fund	Over $100,000
U.S. Core Equity Fund	Over $100,000
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2007, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Onshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,065,767	0.031%
Jay O. Light	N/A	None	N/A	N/A	N/A
W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2007.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.

Other than as set forth in the table below, during the fiscal year ended February 29, 2008, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus, and no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus:

	Name of Person, Position
			W. Nicholas
	Donald W. Glazer,	Jay O. Light,	Thorndike,
	Esq., Trustee	Trustee	Trustee
Compensation from Each Fund Offered in the Prospectus:
U.S. Core Equity Fund	$14,899	$11,579	$11,670
U.S. Growth Fund	$925	$718	$724
International Intrinsic Value Fund	$33,546	$19,436	$19,613
Foreign Fund	$29,466	$21,550	$24,214
Emerging Countries Fund	$1,227	$955	$997
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A

Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A

Total Compensation from the Trust:	$310,299 [1]	$215,821 [1]	$225,680 [1]

[1]	Reflects actual direct compensation received during the fiscal year ended February 29, 2008 from Funds of the Trust that had commenced operations on or before February 29, 2008, including Funds that are not offered through the Prospectus.
Mr. Eston does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 9, 2008, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2009.
Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.

For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross		Reduction		Net
U.S. CORE EQUITY FUND

Year ended 2/29/08	$14,228,468		$797,455		$13,431,013
Year ended 2/28/07	19,549,557		1,204,487		18,345,070
Year ended 2/28/06	18,337,579	(a)	1,233,888	(a)	17,103,691	(a)

U.S. GROWTH FUND

Year ended 2/29/08	$839,865		$184,081		$655,784
Year ended 2/28/07	1,649,901		272,924		1,376,977
Year ended 2/28/06	1,977,147	(a)	276,224	(a)	1,700,923	(a)

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/29/08	$44,567,395		$3,737,235		$40,830,160
Year ended 2/28/07	38,285,272		3,076,925		35,208,347
Year ended 2/28/06	27,990,882		2,909,623		25,081,259

FOREIGN FUND

Year ended 2/29/08	$56,099,105		$4,412,622		$51,686,483
Year ended 2/28/07	48,635,439		3,798,534		44,836,905
Year ended 2/28/06	36,583,320		3,158,864		33,424,456

EMERGING COUNTRIES FUND

Year ended 2/29/08	$2,738,143		$131,074		$2,607,069
Year ended 2/28/07	2,460,805		0		2,460,805
Year ended 2/28/06	2,240,795		30,576		2,210,219

(a)	The amounts set forth in the table above through September 16, 2005 reflect the fees paid to the Manager by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”) pursuant to the Predecessor Fund’s Management Fee rate, and from September 17, 2005 to February 28, 2006 reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).

In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 29, 2008.

	Registered investment companies managed
	(including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
Senior Member	subadvisory relationships)		managed (world-wide)		(world-wide)
			Number of		Number of
	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Arjun Divecha	4	$13,774,224,991	3	$2,104,142,952	9	$5,149,766,275
Thomas Hancock	11	$22,081,019,486	8	$2,688,199,740	38	$12,664,308,130
Richard Mattione	2	$9,512,306,085	2	$6,892,528,595	7	$4,243,047,329
Sam Wilderman	18	$18,110,250,505	5	$3,012,402,691	19	$4,038,262,360

	Registered investment companies managed
	for which GMO receives a performance-		Other pooled investment vehicles		Separate accounts managed (world-
	based fee (including non-GMO mutual		managed (world-wide) for which GMO		wide) for which GMO receives a
	fund subadvisory relationships)		receives a performance-based fee		performance-based fee
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Arjun Divecha	0	$0	0	$0	2	$2,311,518,711
Thomas Hancock	0	$0	1	$104,148,644	7	$3,066,003,241
Richard Mattione	0	$0	0	$0	2	$2,374,847,645
Sam Wilderman	0	$0	4	$2,990,695,460	5	$2,141,516,368

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 29, 2008.

[2]	“Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 29, 2008, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 29, 2008, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 29, 2008:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Arjun Divecha	Emerging Countries Fund	None
Thomas Hancock	International Intrinsic Value Fund	$10,001-$50,000
Richard Mattione	Foreign Fund	$100,001-$500,000
Sam Wilderman	U.S. Core Equity Fund U.S. Growth Fund	None None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 29, 2008, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Arjun Divecha	Emerging Countries Fund	None
Thomas Hancock	International Intrinsic Value Fund	None
Richard Mattione	Foreign Fund	None
Sam Wilderman	U.S. Core Equity Fund U.S. Growth Fund	None None

Custodial Arrangements and Fund Accounting Agents. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.
Administrative Arrangements. GMO serves as the Trust’s administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.
The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

	March 1, 2005	March 1, 2006	March 1, 2007
	Through	Through	Through
	February 28, 2006	February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$326,560 (a)	$276,284	$212,547
U.S. Growth Fund	$520,513 (a)	$497,158	$160,250
International Intrinsic Value Fund	$44,975	$34,640	$40,075
Foreign Fund	$8,530	$14,781	$17,613
Emerging Countries Fund	$122,344	$76,394	$68,435

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds.

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
DISTRIBUTION (12b-1) PLAN
The Trust has adopted a Rule 12b-1 distribution and service plan (the “Plan”). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.
The Trust will pay to the principal distributor of the Trust’s shares (the “Distributor”) fees for services rendered and expenses borne by the Distributor that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund’s average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund’s average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid quarterly or at such other intervals as the Trustees shall determine.
The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:

	March 1, 2005	March 1, 2006	March 1, 2007
	Through	Through	Through
	February 28, 2006	February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$408,671 (a)	$345,354	$265,683
U.S. Growth Fund	$650,641 (a)	$621,448	$200,312
International Intrinsic Value Fund	$56,219	$43,301	$50,094
Foreign Fund	$10,662	$18,476	$22,016
Emerging Countries Fund	$152,929	$95,492	$85,544

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006, reflect fees paid to GMO by the Fund.
The fees may be spent by the Distributor for services that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor’s expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders’ needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services, or who provide such similar services as permitted under applicable statutes, rules or regulations.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.
The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.
Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies. In other cases, the GMO Emerging Markets strategies and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for each Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to a Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In the case of GMO’s Fixed Income Division, the Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).

Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Funds. Services received from a broker/dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.
The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2005	March 1, 2006	March 1, 2007
	Through	Through	Through
	February 28, 2006	February 28, 2007	February 29, 2008
U.S. Core Equity Fund	$3,445,977 (a)	$5,287,819	$4,164,364
U.S. Growth Fund	$491,707 (a)	$675,130	$300,810
International Intrinsic Value Fund	$3,324,827	$3,390,008	$5,196,535
Foreign Fund	$5,732,999	$7,174,255	$9,216,225
Emerging Countries Fund	$363,230	$751,732	$961,947

(a)	The amounts set forth in the table above through September 16, 2005 reflect commissions paid by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2006 to February 28, 2006 reflect commissions paid by the Fund.
Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund’s investment objective or strategies.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 29, 2008, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 29, 2008:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 29, 2008
U.S. Core Equity Fund	Citigroup	$50,006,761
	Merrill Lynch	$0
	Goldman Sachs	$593,705
	Bear Stearns	$0

U.S. Growth Fund	Goldman Sachs	$356,223
	Merrill Lynch	$74,340
	Citigroup	$635,428
	Bank of America	$15,896
	Jefferies & Co.	$0
	Bear Stearns	$0
	Morgan Stanley	$63,180

Emerging Countries Fund	Hyundai Securities Co.	$0

Foreign Fund	Dresdner Kleinwort	$74,346,506
	UBS	$15,800,070
	Svenska Handelsbanken	$0
	Credit Suisse First Boston	$16,586,894

International Intrinsic Value Fund	UBS	$0

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds in the Trust may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.

If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	U.S. Equity Funds	Custodial services
	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing
	U.S. Equity Funds	Compliance testing

Boston Global Advisors	U.S. Equity Funds and International Equity Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

ISS Governance Services	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

Name of Recipient	Funds	Purpose of Disclosure
FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-eight series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Opportunities Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund;

Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; and Flexible Equities Fund.
Note that U.S. Core Equity Fund and U.S. Growth Fund are successors to U.S. Core Fund and Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 2, 2008, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

Fund	Shareholders
GMO U.S. Growth Fund	The Northern Trust Co.
As Custodian FBO Colorado PERA 401k Trust Dv

Fund	Shareholders
Attn: DV Control
PO Box 92994
Chicago, IL 60675
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 1, 2008, greater than 10% of the following Fund’s shares were held by accounts for which the Manager has investment discretion: Emerging Countries Fund. As of June 1, 2008, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund and International Intrinsic Value Fund. As of June 1, 2008, there were no Funds for which substantially all of the Funds’ shares were held by accounts for which the Manager has investment discretion.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Foreign

Fund as of June 2, 2008:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company (FIIOC) as	98.0
Agent for Certain Employee Benefits Plan
100 Magellan Way (KW1C)
Covington, KY 41015
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2008:

Name and Address	% Ownership
National Financial Services LLC For the Exclusive Benefits of Our	72.4
Customers – NTF
200 Liberty Street
One World Financial
New York, NY 10281
Fidelity Investments Institutional Operations Company (FIIOC) as	27.6
Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the International Intrinsic Value Fund as of June 2, 2008:

Name and Address	% Ownership
Wachovia Bank FBO Various Retirement Plans	100.0
Attn: Hal Nagle
1525 West Wt Harris Blvd
Charlotte, NC 28288
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Core Equity Fund as of June 2, 2008:

Name and Address	% Ownership
National Financial Services LLC For The Exclusive Benefits of Our	86.6
Customers – NTF
200 Liberty Street
One World Financial
New York, NY 10281
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Growth Fund as of June 2, 2008:

Name and Address	% Ownership
The Northern Trust CO As Custodian FBO	96.6
Colorado Pera 401K Trust DV
Attn: DV Control
PO Box 92994
Chicago, IL 60675-2994
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 29, 2008 for each of U.S. Core Equity Fund, U.S. Growth Fund, International Intrinsic Value Fund, Foreign Fund and Emerging Countries Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 29, 2008 were filed electronically with the SEC on Form N-CSR on May 5, 2008 (Accession No. 0001104659-08-029813).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEET
Following are computations for each Fund of the total offering price per share of Class M shares of beneficial interest of the Fund that are offered through the Prospectus that had Class M shares of beneficial interest outstanding as of February 29, 2008, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 29, 2008.

U.S. Core Equity Fund
Net Assets at Value (Equivalent to $12.03 per share based on 4,691,430 shares of beneficial interest outstanding)	$56,422,033
Offering Price	$12.03
U.S. Growth Fund
Net Assets at Value (Equivalent to $15.76 per share based on 4,360,434 shares of beneficial interest outstanding)	$68,731,558
Offering Price	$15.76
International Intrinsic Value Fund
Net Assets at Value (Equivalent to $29.60 per share based on 631,255 shares of beneficial interest outstanding)	$18,686,658
Offering Price	$29.60
Foreign Fund
Net Assets at Value (Equivalent to $16.58 per share based on 444,839 shares of beneficial interest outstanding)	$7,374,784
Offering Price	$16.58
Emerging Countries Fund
Net Assets at Value (Equivalent to $15.07 per share based on 2,082,814 shares of beneficial interest outstanding)	$31,385,549
Offering Price	$15.07

A-1

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA – This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA – Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A – Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

Appendix B
conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC – Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C – The rating C is reserved for income bonds on which no interest is being paid.
D – Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa – Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa – Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix B
Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B – Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa – Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C – Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

C-1

Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of March 11, 2008
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged ISS Governance Services, a unit of RiskMetrics Group (“ISS”), as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

C-2

Appendix C
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

C-3

Appendix C
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II,

C-4

Appendix C
(ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Appendix C
Exhibit A
Concise Summary of ISS 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

C-6

Appendix C
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

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Appendix C
Vote AGAINST or WITHHOLD from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

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Appendix C
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board; — approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

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* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced,

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10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective

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parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

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•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:
•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

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•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
–	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

–	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

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–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/ benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

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•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, considering:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the

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above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed

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to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

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•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance- driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/ procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

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•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

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Appendix C
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Appendix C
ISS 2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

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Appendix C
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Please see the International Classification of Directors on the following page.

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Appendix C
ISS Classification of Directors — International Policy 2008
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/ commercial relationship (unless company discloses information to apply a materiality test [3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
•	No material[5] connection, either directly or indirectly, to the company other than a board seat.

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Appendix C
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

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Appendix C
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

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Appendix C
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/ issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/ issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

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Appendix C
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

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Appendix C
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Appendix C
Exhibit B
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Director Nominees
Vote WITH management’s recommendations regarding director nominees.
Shareholder Proposals
Vote WITH management’s recommendations regarding shareholder proposals.

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